UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.__)
___________________________________
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Katapult Holdings, Inc.
_________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

___________________________________________________
Notice of 2024 Annual Meeting of Stockholders
___________________________________________________
Wednesday, June 5, 2024
10:00 a.m. Eastern Time
By virtual webcast at www.virtualshareholdermeeting.com/KPLT2024
TO OUR STOCKHOLDERS:
You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the "Annual Meeting") of Katapult Holdings, Inc. (“Katapult,” the “Company,” “us” or “we”), which, will be held in a virtual format and solely online to provide a consistent experience to all stockholders regardless of location. There will be no physical location for the Annual Meeting, and you will not be able to attend the Annual Meeting in person. The Annual Meeting will be held on Wednesday, June 5, 2024 at 10:00 a.m. Eastern Time, for the following purposes:
1.To elect our two Class III director nominees identified in the accompanying proxy statement to the Board of Directors (the "Board") to serve until the Company's 2027 Annual Meeting of Stockholders.
2.To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and
3.To transact such other business as may properly come before the Annual Meeting of Stockholders, or any adjournments or postponements thereof.
The Board has fixed the close of business on April 10, 2024 as the record date for determining those stockholders entitled to receive notice of, to attend and to vote at the Annual Meeting.
The Company furnishes its proxy materials via the internet, providing our stockholders with the information they need in a more timely manner, while reducing the environmental impact and lowering the printing and distribution costs. If you received a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.
It is important that your shares be represented at the Annual Meeting. Please note that the Annual Meeting will be held via the internet only. The Company’s accompanying proxy materials include instructions on how to participate in the meeting and the means by which you may vote your shares and submit questions. EVEN IF YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, PLEASE SUBMIT YOUR PROXY BY INTERNET, PHONE OR MAIL AS SOON AS POSSIBLE. If you later choose to revoke your proxy or change your vote, you may do so by following the procedures described in the attached proxy statement. Unless you have previously requested printed materials or you request a paper copy of our proxy materials in the manner specified in the Notice of Internet Availability, you will not receive a paper proxy card.
Please read the proxy materials carefully. Your vote is important and the Company appreciates your consideration and action on the matters presented.

By Order of the Board of Directors,
Derek Medlin
April 26, 2024	Chief Operating Officer

The Notice of Annual Meeting, Proxy Statement and our
Annual Report to Stockholders on Form 10-K are available electronically at
https://ir.katapultholdings.com/financial-information/annual-reports-and-proxy

A MESSAGE FROM OUR CHIEF EXECUTIVE OFFICER
DEAR FELLOW STOCKHOLDERS:
2023 was a big year for Katapult. We increased gross originations by double digits, grew revenue for three consecutive quarters and continued to execute against our disciplined expense strategy. We achieved these goals against a tough macroeconomic backdrop and during a period in which most of our competitors saw their businesses contract.

Our success was driven by the progress we made across our operating priorities, which are focused on enhancing and building merchant relationships and expanding our consumer reach. We believe that continued progress on these fronts will allow us to scale our business further and unlock the synergies and power of our financial and business models, creating value for all stakeholders.

We achieved several notable milestones this past year, including these highlights:
•Grew the number of merchant-partners that have direct integrations with our platform;
•Increased market share with our largest merchant-partner, Wayfair;
•Scaled Katapult Pay®, which represented nearly 20% of our gross origination dollars during 2023 and launched the Katapult marketplace experience;
•Built on our track record for delivering a best-in-class customer experience, illustrated by our application volume, lease originations and new customer growth, which all grew double digits, as well as our high customer repeat rate, which was nearly 60% in the fourth quarter of 2023; and
•Leveraged the strength of our technology platform to enhance the overall Katapult product – from underwriting, to our direct lease-to-own platform, to Katapult Pay and beyond, we are creating advantages that we believe will continue to set us apart from our competitors.

The success we achieved in 2023 would not have been possible without our dedicated Katapult team. I am so grateful for their efforts and believe that our talented and hard-working team is our greatest resource. They embody our mission focused on serving the non-prime consumer community and help us deliver the value our merchant-partners and customers deserve. Thank you so much, team!

Heading into 2024, we believe that we can continue to grow this year and will remain focused on delivering value to our customers and making it even easier for them to lease the durable goods they need through a Katapult product. Likewise, for our merchant-partners, this year we will continue to look for new opportunities to leverage our unique platform to solve their existing and emerging problems and create even more powerful, mutually beneficial relationships.

We have built a lot of momentum, and while 2023 was a busy year, we don’t expect to slow down in 2024. We believe we are well positioned to continue to grow our top line while maintaining a streamlined expense structure, which should position us for cash flow generation and profitability in the future. We hope you share our excitement for the future, and we appreciate your continued support.

Sincerely,

April 26, 2024	Orlando J. Zayas Chief Executive Officer

PROXY SUMMARY
Katapult Holdings, Inc.
5360 Legacy Drive, Building 2, Plano, Texas 75024-3105
2024 Annual Meeting of Stockholders

Meeting Date	Time	Location	Record Date
Wednesday, June 5, 2024	10:00 a.m. Eastern	www.virtualshareholdermeeting.com/KPLT2024	April 10, 2024
Meeting Agenda and Voting Recommendations

Proposal	Board Vote Recommendation	Page Reference (for more detail)
1 - Election of directors	√ FOR each nominee	8
2 - Ratification of appointment of independent registered public accounting firm	√ FOR	40

Holders of our common stock as of the close of business on April 10, 2024, the record date, may vote at the virtual Annual Meeting. Each share of common stock is entitled to one vote. Holders of our common stock will vote as a single class on all matters described in this proxy statement.

Class III Director Nominees Standing for Election at the 2024 Annual Meeting

Name	Principal Occupation	Independent	Age
Don Gayhardt	Former Chief Executive Officer of CURO Holdings Corp.	√	59
Orlando J. Zayas	Chief Executive Officer of the Company		61

Directors will be elected by a plurality of votes cast at the Annual Meeting by holders of shares present or represented by proxy and entitled to vote. You may not vote your shares cumulatively for the election of directors.
Corporate Governance Highlights

√	5 out of 6 Directors are Independent	√	Annual Board and Committee Self-Evaluations
√	Diversity Reflected in Board Composition; 50% of Board is Diverse	√	Use of Independent Compensation Consultant
√	Regular Executive Sessions of Independent Directors	√	No Tax Gross-Ups
√	Independent Audit, Compensation, and Nominating and Corporate Governance Committees	√	No "Single Trigger" Change in Control Provisions for Equity Awards
√	All Directors Receive Orientation and Participate in Continuing Education on Critical Topics	√	Policies Prohibiting Hedging, Short Sales, Short-Term Trading and Pledging of Our Common Stock
√	Robust Equity Ownership Guidelines for Executives and Non-Employee Directors	√	Board Oversight of CEO and Executive Management
√	Clawback Policy adopted per Nasdaq Guidance

KATAPULT HOLDINGS, INC.

Proxy Statement - Table of Contents

QUESTIONS AND ANSWERS
Why am I receiving these materials?
The Board is making these Proxy Materials (as defined below) available to you on the internet or, upon your request, by delivering printed versions of these materials to you by mail, in connection with the solicitation of proxies for use at our 2024 Annual Meeting of Stockholders (the "Annual Meeting"), or at any adjournment or postponement of the Annual Meeting. The Annual Meeting will occur on June 5, 2024 at 10:00 a.m. Eastern Time via live webcast at www.virtualshareholdermeeting.com/KPLT2024.
Why did I receive a Notice of Internet Availability of Proxy Materials on the internet instead of a full set of proxy materials?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our Proxy Materials (as defined below) over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the "Notice of Internet Availability) because the Board is soliciting your proxy to vote at the Annual Meeting.
The Notice of our 2024 Annual Meeting of Stockholders (“Notice”), this proxy statement, the proxy card or voting instruction form, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (collectively, the “Proxy Materials”) are available to stockholders on the internet.
The Notice of Internet Availability will provide instructions as to how a stockholder of record may access and review the Proxy Materials on the website referred to in the Notice of Internet Availability or, alternatively, how to request that a copy of the Proxy Materials, including a proxy card, be sent by mail or email to the stockholder of record. The Notice of Internet Availability will also provide voting instructions. Please note that, while our Proxy Materials are available at the website referenced in the Notice of Internet Availability, and our Notice of Annual Meeting, proxy statement and Annual Report are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this document.
When will the Proxy Materials first be made available?
We intend to mail the Notice of Internet Availability on or about April 26, 2024 to all stockholders of record entitled to vote at the Annual Meeting. The Proxy Materials will be made available to stockholders on the internet on the same date.
Will I receive any other Proxy Materials by mail?
You will not receive any additional Proxy Materials via mail unless you request a printed copy of the Proxy Materials in accordance with the instructions set forth in the Notice of Internet Availability. We may elect, in our discretion, to send you a proxy card, along with a second Notice of Internet Availability, on or after 10 calendar days have passed since our first mailing of the Notice of Internet Availability.
What is the purpose of the Annual Meeting?
For stockholders to vote on the following proposals:
1.To elect the two Class III director nominees identified in the accompanying proxy statement to the Board to serve until the Company's 2027 Annual Meeting of stockholders;
2.To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and
3.To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.
How does the Board recommend I vote on these proposals?
The Board recommends that you vote:
✓    "FOR" the election of Don Gayhardt and Orlando J. Zayas as Class III directors to serve until the Company's 2027 Annual Meeting of stockholders; and
✓ "FOR" the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.
Will a list of stockholders as of the record date be available?
A list of stockholders entitled to vote at the meeting will be available for examination during normal business hours by any stockholder for any purpose germane to the meeting for 10 days before the meeting at our offices located at 5360 Legacy

PROXY STATEMENT	3

Drive, Building 2, Plano, Texas 75024-3105. Please email ir@katapultholdings.com to arrange for in-person examination. The stockholder list will also be available electronically for the required period of time at the start of the Annual Meeting.
Who is entitled to vote at the Annual Meeting and how many votes do I have?
Holders of our common stock as of the close of business on April 10, 2024, the record date, may vote at the Annual Meeting. As of the record date, there were 3,802,336 voting shares outstanding of our common stock. Each share of common stock is entitled to one vote. Holders of our common stock will vote as a single class on all matters described in this proxy statement.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the Notice of Internet Availability of Proxy Materials was sent directly to you by Broadridge Financial Solutions, Inc. As a stockholder of record, you may vote your shares online during the virtual Annual Meeting or by proxy as described below.
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in street name. The Notice and, upon your request, the Proxy Materials were forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares by following their instructions for voting.
How can I vote my shares?
If you are a stockholder of record, you may vote:
•Via the Internet. You may vote by proxy via the internet by following the instructions found on the proxy card.
•By Telephone. You may vote by proxy by calling the toll-free number found on the proxy card.
•By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided.
•During the Meeting. You may vote online during the virtual Annual Meeting by following the on-screen instructions.
Internet and telephone voting will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on Tuesday, June 4, 2024. Mailed votes must be received prior to the Annual Meeting.
If you are a beneficial owner of shares held in street name, you should have received from your bank, broker or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a "voting instruction form" sent by the broker, bank or other nominee. Please follow their instructions carefully. Beneficial owners generally may vote:
•Via the Internet. You may vote by proxy via the internet by following the instructions on the voting instruction form provided to you by your broker, bank or other nominee.
•By Telephone. You may vote by proxy by calling the toll-free number found on the voting instruction form provided to you by your broker, bank or other nominee.
•By Mail. You may vote by proxy by filling out the voting instruction form and returning it in the envelope provided to you by your broker, bank or other nominee.
•During the Meeting. If you wish to vote your shares directly during the meeting, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions on how to obtain a legal proxy from your broker, bank or other nominee.
If you received more than one Notice of Internet Availability of Proxy Materials or proxy card, then you hold shares of Katapult Holdings, Inc. common stock in more than one account. You should vote via the internet, by telephone, by mail or during the meeting for all shares held in each of your accounts.
When proxy cards are properly signed, dated and returned by the deadline stated above, the shares represented by the proxies will be voted in accordance with the instructions of the stockholder. If no specific instructions are given, you give authority to Orlando Zayas, Chief Executive Officer of the Company, or Nancy Walsh, Chief Financial Officer of the Company, to vote the shares in accordance with the recommendations of our Board as described above. If any director nominee is not able to serve, proxies will be voted in favor of the other nominee and may be voted for a substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, then the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy.

4	Katapult Holdings, Inc.

Questions and Answers
Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you are responsible for any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
What if only one copy of the Notice of Internet Availability or the Proxy Materials was delivered to multiple stockholders who share a single address?
Under SEC rules, a single Notice of Internet Availability (or one copy of this Proxy Statement and the accompanying 2023 Annual Report, for those stockholders who previously requested paper copies) will be delivered in one envelope to multiple stockholders having the same last name and address and to individuals with more than one account registered at Continental Stock Transfer & Trust Company with the same address unless contrary instructions have been received from an affected stockholder. This procedure, referred to as “householding,” reduces the volume of duplicate materials that stockholders receive and reduces mailing expenses.
You may revoke your consent to future householding mailings or enroll in householding by submitting a written request to our Corporate Secretary at the Company’s offices located at 5360 Legacy Drive, Building 2, Plano, Texas 75024-3105. You may also send an email to ir@katapultholdings.com.
We will promptly deliver, upon verbal or written request, a separate copy of the Notice of Internet Availability and the other Proxy Materials to any stockholder residing at an address to which only a single copy of the documents was originally delivered. Requests for additional copies of the Proxy Materials should be directed to our Corporate Secretary as described above.
Can I change my vote or revoke my proxy?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy at any time before 11:59 p.m. Eastern Time on Tuesday, June 4, 2024, by:
•Providing written notice to our Corporate Secretary; or
•Delivery of a valid, later-dated proxy or a later-dated vote by telephone, mail or the internet.
You may also vote or revoke your proxy during the Annual Meeting.
If you are a beneficial owner of shares held in street name, you should follow the instructions of your bank, broker or other nominee to change or revoke your voting instructions. You may also vote during the Annual Meeting if you obtain a legal proxy as described above.
Can I attend the Annual Meeting?
You are invited to attend the virtual Annual Meeting if you are a registered stockholder or a beneficial owner as of the record date or if you hold a valid proxy for the Annual Meeting. This year’s Annual Meeting will be accessible through the internet. We have adopted a virtual format for our Annual Meeting to make participation accessible for stockholders from any geographic location with internet connectivity. We designed the format of this year’s Annual Meeting to ensure that our stockholders who attend the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/KPLT2024, you must enter the 16-digit control number found on your Notice or proxy card or, if you are a beneficial owner, within the body of the email you received from your bank, broker or other agent containing the Proxy Materials. The virtual meeting room will open 15 minutes before the start of the meeting and we recommend that you log-in a few minutes before the start to ensure you are registered when the Annual Meeting starts at 10:00 a.m. Eastern Time.
How can I submit a question at the Annual Meeting?
An online pre-meeting forum will be available to our stockholders at www.proxyvote.com prior to the date of the Annual Meeting. By accessing this online forum, our stockholders will be able to vote, view the Annual Meeting procedures, and obtain copies of Proxy Materials.
As part of the Annual Meeting, we will hold a live question and answer session during which we intend to answer questions submitted during the meeting in accordance with the Annual Meeting procedures, which are pertinent to the business. We will endeavor to answer as many stockholder submitted questions as time permits that comply with the Annual Meeting rules of conduct. We reserve the right to exclude questions regarding topics that are not pertinent to meeting matters or Company business. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/KPLT2024. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.
What if I need technical assistance?
We encourage you to access the Annual Meeting before it begins. Online check-in will start 15 minutes before the meeting on June 5, 2024, and we will have technicians available to assist you if you experience any technical difficulties. If you

PROXY STATEMENT	5

encounter any difficulties accessing the meeting during the check-in or meeting time, please call 1-844-986-0822 (toll free) or 1-303-562-9302 (international).
What constitutes a quorum at the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority in voting power of the shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting must be deemed present or represented by proxy to conduct business at the Annual Meeting. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or internet, or if you attend the virtual Annual Meeting.
Abstentions and withhold votes are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists. Proxies submitted by banks, brokers or other holders of record holding shares for you as a beneficial owner that do not indicate a vote for some or all of the proposals because that holder does not have voting authority and has not received voting instructions from you (so-called "broker non-votes") are also considered "shares present" for purposes of determining whether a quorum exists. If you are a beneficial owner, these holders are permitted to vote your shares on the ratification of the appointment of our independent registered public accounting firm, even if they do not receive voting instructions from you.
What is the voting requirement to approve each of the proposals?
Provided that there is a quorum, the voting requirements are as follows:

Proposal	Vote Required	Broker Discretionary Voting Allowed?
1 - Election of directors	Plurality of votes cast	No
2 - Ratification of appointment of independent registered public accounting firm	Majority of votes cast	Yes
Proposal 1: Election of Directors. Directors will be elected by a plurality of votes cast at the Annual Meeting by holders of shares present or represented by proxy and entitled to vote. You may not vote your shares cumulatively for the election of directors.
Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm. To be approved, the ratification of appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 must receive the majority of “For” votes from the holders of shares present or represented by proxy and entitled to vote.
What is the impact of abstentions, withhold votes and broker non-votes?
Abstentions, withhold votes and broker non-votes are considered "shares present" for the purpose of determining whether a quorum exists, but will not be considered votes properly cast at the Annual Meeting. Withhold votes and broker non-votes will therefore have no effect on the outcome of the vote for Proposal 1. Abstentions will have no effect on the outcome of the vote for Proposal 2 and no broker non-votes are expected for Proposal 2 given that it is “routine”.

If you are a beneficial holder and you do not instruct your bank or broker how to vote your shares, your bank or broker may exercise its discretionary authority to vote your shares with regard to Proposal 2—Ratification of the Appointment of Independent Registered Public Accounting Firm, but cannot exercise its discretionary authority to vote your shares regarding Proposal 1—Election of Directors, thus resulting in “broker non-votes.” Therefore, in order for your voice to be heard, it is important that you vote.
Who pays for the cost of this proxy solicitation?
We will pay all the costs of preparing, mailing and soliciting the proxies. We will ask brokers, banks, voting trustees and other nominees and fiduciaries to forward the Proxy Materials to the beneficial owners of our common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing Proxy Materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be compensated for these efforts.
Who will count the votes and where can I find the voting results of the Annual Meeting?
All votes will be counted by the inspector of election appointed for the Annual Meeting. We will announce preliminary voting results at the Annual Meeting and we also will disclose voting results on a Current Report on Form 8-K that we will file with the SEC, within four business days after the Annual Meeting.
How can I obtain Katapult's Form 10-K and other financial information?
Stockholders can access our 2023 Annual Report on Form 10-K, and other financial information, on our website at https://ir.katapultholdings.com/financial-information/sec-filings. Alternatively, stockholders can request a paper copy of the Annual

6	Katapult Holdings, Inc.

Questions and Answers
Report by writing to: Katapult Holdings, Inc., 5360 Legacy Drive, Building 2, Plano, Texas 75024-3105., Attention: Corporate Secretary.
How do I submit a stockholder proposal for consideration at next year's Annual Meeting of Stockholders?
For a proposal to be included in our proxy statement for the 2025 Annual Meeting of Stockholders, you must submit it on or before December 26, 2024. Any proposal sent after December 26, 2024 shall be considered untimely for the 2025 Annual Meeting of Stockholders. Your proposal must be in writing and comply with the proxy rules of the SEC. You should send your proposal to: Katapult Holdings, Inc., 5360 Legacy Drive, Building 2, Plano, Texas 75024-3105. Attention: Corporate Secretary.
You also may submit a proposal that you do not want included in the proxy statement but that you want to raise at the 2025 Annual Meeting of Stockholders. We must receive this type of proposal in writing on or after February 5, 2025, but no later than March 7, 2025 (assuming that the 2025 Annual Meeting of Stockholders is held not more than 30 days before or after June 5, 2025).
How do I nominate a director nominee?
If you wish to nominate an individual for election as director at the 2025 Annual Meeting of Stockholders, we must receive your written nomination on or after February 5, 2025, but no later than March 7, 2025 (assuming that the 2025 Annual Meeting of Stockholders is held not more than 30 days before or after June 5, 2025). You should send your proposal to: Katapult Holdings, Inc., 5360 Legacy Drive, Building 2, Plano, Texas 75024-3105., Attention: Corporate Secretary. The notice must contain certain information relating to you, any other beneficial owner and any of your or their affiliates and associates as well as certain information relating to your proposed nominee, each as set forth in more detail in our Bylaws. Our Bylaws may be found on our website at https://ir.katapultholdings.com/corporate-governance/governance-highlights.

Who should I call if I have any additional questions?
If you are the stockholder of record for your shares, you may send an email to ir@katapultholdings.com. If you are a beneficial owner with shares that are held in street name, please contact the telephone number provided on your voting instruction form or contact your bank, broker or other nominee directly.

Forward-Looking Statements
Certain statements included in this Proxy Statement that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding our business outlook, ability to scale our business, leverage our platform, continue building on our merchant relationships and consumer reach and our ability to grow our topline and generate cash flow and profitability in the future. These statements are based on various assumptions, whether or not identified in this Proxy Statement, and on the current expectations of Katapult’s management and are not predictions of actual performance. Risks and uncertainties are discussed in greater detail in the section entitled “Risk Factors” in our periodic reports filed with the Securities and Exchange Commission (“SEC”), including the Annual Report on Form 10-K that we filed with the SEC for the year ended December 31, 2023.

PROXY STATEMENT	7

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Board currently consists of six members. Our amended and restated certificate of incorporation provides for a classified Board consisting of three classes of directors, with such classes to be as nearly equal as possible. Currently, Class I consists of two directors, Class II consists of two directors and Class III consists of two directors. Each class serves for a three-year term. Vacancies on our Board may be filled by the affirmative vote of a majority of directors then in office. A director elected by our Board to fill a vacancy in a class, including vacancies created by an increase in the number of board seats, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. Our amended and restated certificate of incorporation provides that our Board must consist of two or more directors, and the number of directors to hold office at any time is determined from time to time by resolution of our Board. Upon the expiration of the initial term of office for each class of directors, each director in that class will be elected for a three-year term and to serve until a successor is duly elected and qualified or until his or her earlier death, resignation or removal.
Upon the recommendation of our Nominating and Corporate Governance Committee, the Board has nominated Messrs. Gayhardt and Zayas for election as Class III directors at the Annual Meeting.
The table below sets forth information with respect to each director nominee:

Name	Principal Occupation	Independent	Age
Don Gayhardt	Former Chief Executive Officer of CURO Holdings Corp.	√	59
Orlando J. Zayas	Chief Executive Officer of the Company		61
Vote Required
Each director is elected by a plurality vote. The two director nominees receiving the highest number of “FOR” votes will be elected. If elected at the Annual Meeting, each of these nominees will serve for a three-year term expiring at the 2027 Annual Meeting of Stockholders and until a successor has been duly elected and qualified or until his earlier death, resignation or removal. Each person nominated for election has agreed to serve if elected and we have no reason to believe that any nominee will be unable to serve. If any nominee is not able to serve, proxies will be voted in favor of the other nominee and may be voted for a substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" the election of Messrs. Gayhardt and Zayas.
For information about each director nominee and each director whose term is continuing after the Annual Meeting, see below the section titled "Information Regarding Director Nominees and Continuing Directors."

The Board recommends a vote "FOR" the election of Messrs. Gayhardt and Zayas as Class III directors.
Information Regarding Director Nominees and Continuing Directors
The below table sets forth summary information with respect to our director nominees and continuing directors:

Name	Director Since	Age
Class I Directors - Term Expiring at the 2025 Annual Meeting
Chris Masto	2021	56
Joyce A. Phillips	2022	61
Class II Directors - Term Expiring at the 2026 Annual Meeting
Brian Hirsch	2021	50
Jane J. Thompson	2022	72
Class III Directors - If Elected, Term Expiring at the 2027 Annual Meeting
Don Gayhardt	2021	59
Orlando J. Zayas	2021	61

8	Katapult Holdings, Inc.

Proposal No. 1 - Election of Directors
Director Diversity Summary
The matrix below summarizes certain key attributes that our directors bring to the Board to enable effective oversight and is intended to provide a summary of the diversity of our Board. Additional details on each director, including this year's director nominees, experiences, qualifications, skills and attributes are set forth in their biographies.

To see our Board Diversity Matrix as of April 25, 2023, please see the proxy statement filed with the SEC on April 25, 2023.

Board Diversity Matrix (as of April 25, 2024)
Total Number of Directors	6
	Masto	Phillips	Thompson	Gayhardt	Hirsch	Zayas
Tenure and Independence
Tenure (years)	3	2	2	3	3	3
Independence	Yes	Yes	Yes	Yes	Yes	No
Demographics
Age	56	61	72	59	50	61
Gender Identity	M	F	F	M	M	M
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx						√
Native Hawaiian or Pacific Islander
White	√	√	√	√	√
LGBTQ+	No	No	No	No	No	Yes
Did not Disclose

PROXY STATEMENT	9

Director Biographies
The following sets forth a brief biographical summary of the experience of each of our director nominees and directors:

Name, Age, Class and Term	Principal Occupation, Committee Memberships and Biography	Other Public Company Directorships
Chris Masto (56) Class I Term expires at the 2025 Annual Meeting of Stockholders
Co-Founder and Senior Advisor at FFL Partners
Member of the Nominating and Corporate Governance Committee
Mr. Masto has been a director of Katapult since June 2021. Mr. Masto is Co-Founder and Senior Advisor at FFL Partners, a private equity firm, which he co-founded in 1997 and where he served as a Partner, member of the Investment Committee and member of firm leadership until transitioning to a Senior Advisor role in 2017. Prior to co-founding FFL Partners, Mr. Masto worked as a management consultant with Bain & Company and an investment banker at Morgan Stanley & Co. Mr. Masto also currently serves on the board of directors of CURO Group Holdings Corp. (OTC: CURO), and VolunteerMatch.org, and is an Advisory Board Member of Valo Ventures. He was previously a Director of Resident Home (Co-Chair), Tempur Sealy International (NYSE: TPX) and Chairman of TriTech Software Systems. Mr. Masto graduated magna cum laude from Brown University with an Sc.B. in Electrical Engineering, and received an MBA from Harvard Business School. We believe Mr. Masto is qualified to serve on our board of directors due to his extensive background in private equity, strategic planning and finance and his considerable experience serving on public and private boards of directors.
Current CURO Group Holdings Corp. Former (Past 5 Years) None
Name, Age, Class and Term	Principal Occupation, Committee Memberships and Biography	Other Public Company Directorships
Joyce A. Phillips (61) Class I Term expires at the 2025 Annual Meeting of Stockholders
Founder and Chief Executive Officer of EqualFuture Corp.
Chair of the Nominating and Corporate Governance Committee and member of the Audit Committee
Ms. Phillips has been a director of Katapult since February 2022. Ms. Phillips is Founder and Chief Executive Officer of EqualFuture Corp., a fintech startup based in San Francisco that delivers affordable personal financial wellness platforms via a SaaS model to individuals and businesses. She had this role since 2017. Previously, Ms. Phillips was CEO of Australia and New Zealand Banking Group Limited’s Global Wealth Division from 2012 to 2016 and Group Managing Director of Innovation, Strategy and Marketing from 2009 to 2016. Ms. Phillips also served as President and Chief Operating Officer of American Life Insurance Co., a subsidiary of American International Group, and Global Head of International Retail Banking at Citigroup. Earlier in her career she also held management roles at GE Capital. Ms. Phillips currently serves on the Board of Directors of First Interstate BancSystem, Inc. since 2021. Ms. Phillips served on the Boards of Directors of The Western Union Company from 2020 to 2023 and Reinsurance Group of America from 2014 to 2017. Ms. Phillips holds an M.B.A from the Stern School of Business at New York University. We believe Ms. Phillips is qualified to serve on our board of directors due to her extensive background leading financial companies and her substantial experience serving on the board of directors of public companies.
Current First Interstate BancSystem Former (Past 5 Years) Western Union and Reinsurance Group of America

10	Katapult Holdings, Inc.

Proposal No. 1 - Election of Directors

Name, Age, Class and Term	Principal Occupation, Committee Memberships and Biography	Other Public Company Directorships
Brian Hirsch (50) Class II Term expires at the 2026 Annual Meeting of Stockholders
Co-Founder and Managing Partner of Tribeca Venture Partners
Chair of the Board and member of the Compensation Committee and the Nominating and Corporate Governance Committee
Mr. Hirsch has been a director of Katapult since June 2021. Mr. Hirsch had been a director of Legacy Katapult from November 2016 until the consummation of the Business Combination (as defined later in this proxy statement). He is a Co-Founder and Managing Partner of Tribeca Venture Partners, or TVP, which he formed in 2011, where his investment focus includes entrepreneurial startups and high growth companies in numerous technology sectors, including marketplaces, fintech, SaaS, edtech and consumer-related businesses. Prior to founding TVP, Mr. Hirsch was a founder and Managing Director of Greenhill SAVP, the venture capital arm of Greenhill & Co., Inc., from 2006 to 2011. In total, Mr. Hirsch has been a venture capitalist and early-stage tech investor for more than twenty-four years. He currently serves on the boards of directors of ACV Auctions (ACVA) as well as numerous private technology companies. Mr. Hirsch holds a B.A. in economics and American studies from Brandeis University. We believe that Mr. Hirsch is qualified to serve on our board of directors due to his experience providing guidance and counsel to, including serving on the boards of directors of, a wide variety of companies across different sectors, as well as his experience as a venture capitalist.
Current ACV Auctions Former (Past 5 Years) None
Name, Age, Class and Term	Principal Occupation, Committee Memberships and Biography	Other Public Company Directorships
Jane J. Thompson (72) Class II Term expires at the 2026 Annual Meeting of Stockholders
Chief Executive Officer of Jane J. Thompson Financial Services LLC
Chair of the Compensation Committee and member of the Audit Committee
Ms. Thompson has been a director of Katapult since February 2022. Ms. Thompson is the Chief Executive Officer of Jane J. Thompson Financial Services LLC, a management consulting firm, since 2011. Ms. Thompson has led multi-billion dollar organizations in financial services, most recently as president of Walmart Financial Services, a division of Walmart Stores, Inc. Previously, she led the Sears Credit, Sears Home Services, and Sears Online groups at Sears, Roebuck & Co., she served as a partner at McKinsey & Co. Inc., and in brand management and marketing at Procter & Gamble. Ms. Thompson has been a member of the board of directors of Navient Corporation since 2014 and a member of the board of directors of CompoSecure since 2021. She previously was a member of the boards of directors of OnDeck Capital, Inc., Mitek Systems, Inc., Blackhawk Network Holdings, Inc., VeriFone Systems, Inc. and The Fresh Market. We believe Ms. Thompson is qualified to serve on our board of directors due to her extensive experience in consumer lending, as well as management experience with large, publicly traded companies and service as a member of the board of directors for several publicly traded companies and as a member of various audit, compensation, risk management and governance committees.
Current Navient Corporation CompoSecure, Inc. Former (Past 5 Years) OnDeck Capital, Inc., Mitek Systems, Inc., Blackhawk Network Holdings, Inc., and VeriFone Systems, Inc.

PROXY STATEMENT	11

Name, Age, Class and Term	Principal Occupation, Committee Memberships and Biography	Other Public Company Directorships
Don Gayhardt (59) Class III (Nominee) If elected, term will expire at the 2027 Annual Meeting of Stockholders
Former Chief Executive Officer of CURO Holdings Corp.
Chair of the Audit Committee and member of the Compensation Committee
Mr. Gayhardt has been a director of Katapult since June 2021. Mr. Gayhardt had been a director of Legacy Katapult from April 2017 until the consummation of the Business Combination. Mr. Gayhardt was Chief Executive Officer of CURO Group Holdings Corp., or CURO, from 2012 to 2022, President from 2013 to 2021 and on the CURO board of directors from 2012 to 2022. Prior to joining CURO, Mr. Gayhardt served in various capacities at Dollar Financial Corp. (now known as DFC Global Corp.) from 1990 to 2008, including President and a member of the board of directors from 1998 to 2008. Mr. Gayhardt served on the board of directors of Beneficial Bancorp Inc. until March 2019 when it merged into WSFS Financial Corporation. Mr. Gayhardt holds a B.B.A in accounting from the University of Notre Dame. We believe Mr. Gayhardt is qualified to serve on our board of directors due to his extensive executive leadership background in the financial services industry and financial experience with publicly-traded companies.
Current None Former (Past 5 Years) CURO Holdings Corp. Beneficial Bancorp Inc.
Name, Age, Class and Term	Principal Occupation, Committee Memberships and Biography	Other Public Company Directorships
Orlando J. Zayas (61) Class III (Nominee) If elected, term will expire at the 2027 Annual Meeting of Stockholders
Chief Executive Officer of the Company
Mr. Zayas has been the Chief Executive Officer of Katapult since June 2021 and previously was Chief Executive Officer of Legacy Katapult since September 2017. Prior to that, Mr. Zayas was the Chief Executive Officer of DRB Capital from January 2017 to September 2017. Prior to DRB Capital, Mr. Zayas was the President of TEMPOE, LLC. He also served as VP, Emerging Markets – Auto for GE Capital, President of Safe-Guard Products, International, President of GE/Wachovia/Wells Fargo Bank, Senior Vice President of GE Benefit Solutions and Vice President of Operations at Cendant. Mr. Zayas has a B.B.A. from the University of Houston and an M.B.A. from the University of Texas. We believe Mr. Zayas is qualified to serve on our board of directors due to his deep knowledge of the Company and executive leadership experience.
Current None Former (Past 5 Years) None

12	Katapult Holdings, Inc.

CORPORATE GOVERNANCE
Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines that address, among other topics, the roles and responsibilities of our directors, the structure and composition of our Board, and corporate governance policies and standards applicable to us in general. The Corporate Governance Guidelines are subject to periodic review and changes by our Nominating and Corporate Governance Committee and our Board. The full text of our Corporate Governance Guidelines is available on our website at https://ir.katapultholdings.com/corporate-governance/governance-highlights.
Code of Business Conduct and Ethics
Our Board has adopted our Code of Business Conduct and Ethics ("Code of Conduct"), which applies to all of our employees, officers and directors, including our chief executive officer ("CEO"), our chief financial officer and our other executive and senior financial officers. The full text of our Code of Conduct is available on our website at https://ir.katapultholdings.com/corporate-governance/governance-highlights. We will post any amendments to the Code of Conduct or waivers of the Code of Conduct for directors and executive officers on the same website.
Director Independence
Our Board has undertaken a review of the independence of each of our directors. As required under The Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s Board must qualify as “independent,” as affirmatively determined by the Board. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Based on information provided by each director concerning his background, employment and affiliations, our Board has determined that none of our non-employee directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is "independent" as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq. In making this determination, our Board considered the current and prior relationships that each non-employee director has with Katapult and all other facts and circumstances that our Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director and the transactions involving them described under "Certain Relationships and Related-Party and Other Transactions."
Further, the Board has determined that Mr. Zayas, as CEO of Katapult, is not independent.
Risk Oversight
Our full Board exercises risk oversight at Katapult. Committees take the lead in discrete areas of risk oversight when appropriate. For example, the Audit Committee is primarily responsible for risk oversight relating to financial statements, appropriate insurance coverage, discussing with management the Company's major financial risk exposures, and reviewing with management emerging cybersecurity developments and threats as well as an enterprise risk management matrix; the Compensation Committee is primarily responsible for risk oversight relating to executive compensation, including overseeing succession planning for executive officers; and the Nominating and Corporate Governance Committee is primarily responsible for risk oversight relating to corporate governance. In addition, our Board and its committees exercise their risk oversight function by regularly receiving and evaluating reports from management and by making inquiries of management concerning these reports, as appropriate. Furthermore, our Board and its committees receive reports from our auditors and other consultants, such as our compensation consultant, and may meet in executive sessions with these outside consultants.
Communications with Directors
Interested parties may communicate with our Board or with an individual director by writing to our Board or to the particular director and mailing the correspondence to: Katapult Holdings, Inc., 5360 Legacy Drive, Building 2, Plano, Texas 75024-3105., Attention: Corporate Secretary. The Corporate Secretary will promptly relay to the addressee all

PROXY STATEMENT	13

communications that they determine require prompt attention and will regularly provide our Board with a summary of all substantive communications. Certain items that are unrelated to the duties and responsibilities of the Board will be excluded, such as business solicitations; junk mail, mass mailings and spam; employment inquiries; and surveys.
Board Nominations and Qualifications
Our Board determines the appropriate characteristics, skills and experience for the Board as a whole and for its individual members. Our Board has delegated to our Nominating and Corporate Governance Committee the responsibility for recommending to our Board the nominees for election as directors at the Annual Meetings of Stockholders and for recommending persons to fill any vacancy on our Board. The Nominating and Corporate Governance Committee appreciates the value of thoughtful Board refreshment, and considers the combination and mixture of skills, experience and judgment that the directors bring to the Board to assess whether the Board has the necessary tools to perform its oversight function effectively. Our Nominating and Corporate Governance Committee selects individuals for nomination to our Board based on the following criteria:
•individual qualifications, including relevant career experience, strength of character, maturity of judgment and familiarity with the Company’s business and industry.
•all other factors it considers appropriate, including existing commitments to other businesses, potential conflicts of interest, legal considerations, corporate governance background, financial and accounting background, executive compensation background, and the size, composition and combined expertise of the existing Board.
The Board and the Nominating and Corporate Governance Committee retain the right to modify these qualifications from time to time.
In addition to the above requirements, our directors are selected based on their breadth and diversity of relevant experience, professional expertise, talent, knowledge and abilities to carry out the Board’s responsibilities. As stated in our Corporate Governance Guidelines, the Board is committed to seeking highly qualified candidates of diverse gender and race, as well as taking into account other factors that promote principles of diversity, including diversity of a candidate’s perspective, background, nationality, age and other demographics. As a majority of our Board must consist of individuals who are independent, a nominee's ability to meet the independence criteria established by Nasdaq is also a factor in the nominee selection process.
For a better understanding of the qualifications of each of our directors, we encourage you to read their biographies set forth in this proxy statement. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of shareholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity (including gender, racial and ethnic diversity), age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.
In the case of incumbent directors whose terms of office are set to expire, the committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence, as well as the board size and the overall composition of the Board. The committee also takes into account the results of the Board’s self-evaluation, conducted annually on a group and individual basis with an outside consultant. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote. In 2023, the Nominating and Corporate Governance Committee paid a fee to Spencer Stuart to assist in the process of identifying or evaluating director candidates.
The Nominating and Corporate Governance Committee will consider candidates for director recommended by stockholders so long as the recommendations comply with our Certificate of Incorporation and Bylaws and applicable laws, rules and regulations, including those promulgated by the SEC, including Rule 14a-8 under the Exchange Act. The Nominating and Corporate Governance Committee will evaluate such recommendations in accordance with its charter, our Bylaws, our Corporate Governance Guidelines, and the regular nominee criteria described above.
Attendance at Annual Meeting

14	Katapult Holdings, Inc.

Directors are encouraged to attend our Annual Meetings of Stockholders. Accordingly, we expect all of our directors will be present during the Annual Meeting. At last year's Annual Meeting, all directors attended.
Related-Party Transaction Policy
Our Board has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.
A “Related Person Transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “Related Person” means:
•any person who is, or at any time during the applicable period was, one of our executive officers or a member of our Board;
•any person who is known by us to be the beneficial owner of more than five percent (5%) of our voting stock;
•any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer or a beneficial owner of more than five percent (5%) of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than five percent (5%) of our voting stock; and
•any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10 percent (10%) or greater beneficial ownership interest.
We also adopted policies and procedures designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to our Audit Committee charter, the Audit Committee will have the responsibility to review related person transactions.
Family Relationships
There are no family relationships among any of the executive officers or directors of the Company.
Board Leadership Structure
Our Board will fill the Chair of our Board and CEO positions based upon our Board's view of what is in the best interests of Katapult and its stockholders. The CEO and Chair may be, but need not be, the same person. Currently, Orlando Zayas is our CEO and Brian Hirsch is Chair of the Board. Because the Chair of our Board is independent, we do not currently have a lead independent director.
We believe the separation of our CEO and Chair of the Board is best for our company and our stockholders at this time because it strengthens the Board’s independence from management while continuing to leverage the experience and perspective of all our non-employee directors. We believe there is good communication between management and our non-employee directors, and that our non-employee directors are able to carry out their oversight responsibilities effectively.
The size of our Board and the relationship between management and non-employee directors put each director in a position to influence agendas, flow of information, and other matters. Our Board frequently holds separate meetings for independent directors without management present. These meetings generally will be held in conjunction with regularly scheduled meetings and at other times as requested by an independent director. The Chair of the Board generally chairs meetings of the independent directors. In such cases where the Chair of the Board is unavailable, a majority of the present independent directors elect a director to chair the meeting.
Our Board believes that management speaks for Katapult. While individual non-employee directors may, from time-to-time, meet or otherwise communicate with various constituencies that are involved with us, it is expected that directors would do this with the knowledge of management and, absent unusual circumstances, only at the request of management.

PROXY STATEMENT	15

Board Meetings and Committees
The following table presents the members of each committee of the Board and the number of times each committee met during 2023:

Name	Board	Audit Committee(2)	Compensation Committee	Nominating and Corporate Governance Committee(3)

Don Gayhardt	M	C	M
Brian Hirsch	CB		M	M
Chris Masto	M			M
Joyce A. Phillips	M	M		C

Jane J. Thompson	M	M	C
Orlando J. Zayas	M
Lee Einbinder(1)	M(1)	C(1)		M(1)
Bruce Taragin(1)	M(1)			C(1)
Number of Meetings	9	6	6	4
(CB) Chair of the Board (M) Member (C) Committee Chair
(1) The terms of Messrs. Einbinder and Taragin expired at the 2023 Annual Meeting.
(2) Lee Einbinder served as chair of our Audit Committee until April 10, 2023. Don Gayhardt was appointed to our Audit Committee to serve as a member of the committee and committee chair on April 10, 2023.
(3) Bruce Taragin served as chair of our Nominating and Corporate Governance Committee until April 10, 2023. Joyce A. Phillips was appointed to our Nominating and Corporate Governance Committee on February 14, 2023 and was appointed as committee chair on April 10, 2023. Mr. Hirsch was appointed to the Nominating and Corporate Governance Committee on June 8, 2023.
Our Board has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below. Each committee is governed by a written charter and each committee charter is posted on our website at https://ir.katapultholdings.com/corporate-governance/governance-highlights. The inclusion of our website address here and elsewhere in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.
Members serve on the Board committees for such term or terms as our Board may determine or until their resignations or death. The Board has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” for such committee and each member is free of any relationship that would impair his or her individual exercise of independent judgment regarding the Company.
Our Board held a total of 9 meetings during 2023. Each current director attended at least 75% of the meetings of the Board and the committees on which he or she serves held during his or her tenure. From time to time, our Board may establish other special committees when necessary to address specific issues.
Audit Committee
The Audit Committee consists of Mr. Gayhardt and Mmes. Phillips and Thompson, each of whom the Board has determined satisfies the independence requirements of Rule 10A-3 of the Exchange Act. Mr. Gayhardt is the chair of our Audit Committee, and the Board has also determined that Mr. Gayhardt is an "audit committee financial expert," as defined under SEC rules, and possesses financial sophistication as required by the applicable Nasdaq listing standards. This designation does not impose on him any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board.
The Audit Committee is responsible for, among other things:
•appointment, termination, compensation, independence, performance and oversight of the work of any independent accounting firm engaged to prepare or issue an audit report or related work;

16	Katapult Holdings, Inc.

•considering and approving, in advance, all audit and non-audit services to be performed by independent accountants;
•reviewing and discussing the adequacy and effectiveness of our accounting and financial reporting processes and controls and the audits of our financial statements;
•appointment and replacement of the head of any internal audit function at the Company, including reviewing and discussing with any internal auditors the charter, purpose, authority and organizational lines of the internal audit function, the annual audit plan and budget;
•establishing procedures for the receipt, retention and treatment of any complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;
•reviewing and discussing with management and our independent auditor the annual and quarterly financial statements and related press releases prior to their release; including recommending to the Board for its approval the inclusion of the audited financial statements in the Company's annual report on Form 10-K;
•reviewing and approving transactions and/or unusual events between the Company and related parties;
•in consultation with the Nominating and Corporate Governance Committee, reviewing and recommending to the Board any revisions to the Company’s Code of Conduct for adoption;
•reviewing and reassessing the adequacy of the Audit Committee's charter at least annually and recommending any proposed changes to the Board for approval;
•discussing with management the Company’s major operational or financial risk exposures and the steps management has taken to monitor and control such exposures;
•reviewing the Company's environmental, social, and governance ("ESG") disclosures included in periodic reports and the adequacy of applicable controls related to such disclosures;
•reviewing and establishing appropriate insurance coverage for directors and executive officers;
•reviewing with management, at least annually, emerging cybersecurity developments and threats, the Company’s risks relating to cybersecurity, including a review of the state of the Company’s cybersecurity posture, and the Company’s strategy to mitigate security risks; and
•performing such other functions and activities consistent with the Audit Committee's Charter, the Company’s Bylaws and governing law as the Audit Committee deems necessary or as the Board may direct.
Compensation Committee
The Compensation Committee consists of Ms. Thompson and Messrs. Gayhardt and Hirsch, with Ms. Thompson serving as chair of our Compensation Committee. Our Board has determined that each member of the Compensation Committee is independent under the Nasdaq listing standards and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.
The Compensation Committee is responsible for, among other things:
•reviewing and making recommendations to the Board concerning the compensation of our CEO and all other executive officers;
•periodically reviewing and advising the Board concerning the Company’s overall compensation philosophy, policies and plans, and monitoring and assessing risks associated therewith;
•making recommendations to the Board regarding employee benefit plans for the Company;
•reviewing and reassessing the adequacy of the Compensation Committee's charter at least annually and recommending any proposed changes to the Board for approval;
•reviewing and making recommendations to the Board regarding director compensation and benefits for service on the Board and Board committees;
•recommending to the Board stock ownership guidelines for the Company’s executive officers and non-employee directors, and periodically assessing such guidelines and recommend revisions, as appropriate;
•making recommendations to the Board regarding the establishment and terms of the Company’s incentive compensation plans and equity-based plans and administering such plans, including approving equity-based awards;
•overseeing succession planning for executive officers;
•reviewing the Company's ESG practices related to human capital; and

PROXY STATEMENT	17

•performing such other functions and activities consistent with the Compensation Committee's Charter, the Company’s Bylaws and governing law as the committee deems necessary or as the Board may direct.
Compensation Consultant
In 2022, after taking into consideration the six factors prescribed by the SEC and Nasdaq, the Compensation Committee engaged Compensia, Inc. ("Compensia"), a national compensation consulting firm, as its compensation consultant. Midway through 2023, the Compensation Committee determined it would be in their best interest to engage new compensation consultants. After taking into consideration the six factors prescribed by the SEC and Nasdaq, the Compensation Committee engaged F.W. Cook ("FW Cook"), a national compensation consulting firm, as its compensation consultant. The Compensation Committee has assessed FW Cook's independence and determined that FW Cook's work did not raise any conflicts of interest in connection with its provisions of services to the Compensation Committee. In 2023, the Compensation Committee engaged FW Cook to provide competitive market data, peer group analysis and conduct an executive compensation assessment analyzing the cash and equity compensation of our executive officers against compensation for similarly situated executives in our peer group. Our Compensation Committee utilizes the data and analysis from FW Cook to evaluate and determine appropriate levels of overall compensation for our executive officers, as well as each separate element of compensation, to be consistent and competitive with our peer group.
Compensation Committee Interlocks and Insider Participation
During 2023, Ms. Thompson and Messrs. Gayhardt and Hirsch served on our Compensation Committee. None of the members of the Compensation Committee were at any time during 2023, or any other time, an officer or employee of the Company. During 2023, none of our executive officers served as a member of the board of directors or compensation committee of any other entity that has an executive officer serving as a member of our Board or Compensation Committee.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee consists of Ms. Phillips and Messrs. Hirsch and Masto. Ms. Phillips is the chair of our Nominating and Corporate Governance Committee. Our Board has determined that each member of the Nominating and Corporate Governance Committee is independent under the Nasdaq listing standards.
The Nominating and Corporate Governance Committee is responsible for, among other things:
•developing, making recommendations for Board approval, and reviewing on an ongoing basis the adequacy of the corporate governance principles applicable to the Company, and reviewing and recommending to the Board changes to the Company's bylaws as needed;
•reviewing and discussing with management disclosure of the Company's corporate governance practices;
•reviewing and reassessing the adequacy of the Nominating and Corporate Governance Committee's charter at least annually and recommending any proposed changes to the Board for approval;
•reviewing, at least annually, the Company's compliance with the corporate governance listing requirements of Nasdaq, and report to the Board on same;
•determining criteria for selecting new directors, and considering and recommending director candidate and nominees to the Board;
•working with management, developing orientation materials for new directors and corporate governance-related continuing education for all Board members;
•developing criteria for evaluation of the performance of the Board and each of its committees, and if requested, assisting the Board in carrying out the performance evaluation;
•considering and making recommendations to the Board concerning qualifications, appointments and removal of committee members;
•proposing changes to the Nominating and Corporate Governance Committee Charter or the scope of responsibilities of the Nominating and Corporate Governance Committee to the Board for appropriate action;
•in consultation with the Audit Committee, reviewing and recommending to the Board for adoption any revisions to the Company’s Code of Conduct;
•overseeing the Company's ESG engagement efforts with stockholders and other key stakeholders;
•reviewing proposed waivers of the Code of Conduct for directors and executive officers; and
•performing any other functions and activities consistent with the committee's Charter, the Company’s Bylaws and governing law, as the committee or the Board deems necessary or appropriate.

18	Katapult Holdings, Inc.

Board and Committee Self-Evaluation Process
In accordance with our Corporate Governance Guidelines and the charter of each Board committee, on an annual basis our Board and committees each conduct a rigorous self-evaluation process that includes individual evaluations by each director. The process, which proceeds independently from the Company’s management, is overseen by our Nominating and Corporate Governance Committee with the assistance of an independent outside advisor. Each director provides oral responses discussing his or her feedback on the performance and effectiveness of the Board and the committees on which they serve, and the independent outside advisor conducts brief interviews with the Board members. The feedback is compiled anonymously and presented to the Board. The Board believes this annual self-evaluation process supports its effectiveness and continuous improvement.
Environmental, Social and Governance (ESG)

Katapult’s commitment to social responsibility is embedded in our mission, culture, and day-to-day operations. In 2022, the Board and management launched an internal working team to evaluate our ESG efforts. As a part of this process, the Board and each committee amended the committee charters to address the areas of ESG oversight for each committee. This group’s work continues, and we are focused on strengthening our foundation in Human Capital Development, Diversity, Equity, and Inclusion, Business Ethics & Compliance, and Data Privacy & Cybersecurity.

PROXY STATEMENT	19

DIRECTOR COMPENSATION
Introduction
Our director compensation program reflects our desire to attract, retain and motivate highly qualified individuals who have the skills, experience, expertise and background necessary to serve on the board of directors of a company of our size and complexity and who can continue to guide the Company to provide long-term value to its stockholders. Accordingly, our director compensation program is designed to provide our non-employee directors with a mix of cash and long-term equity compensation that both fairly compensates them for the services they provide to us as non-employee directors and aligns their interests with the long-term interests of our stockholders.
2023 Director Compensation
Our non-employee directors receive a mix of cash and equity compensation under our Non-Employee Director Compensation Policy (the "Compensation Policy") for their service on our Board. Non-employee directors (other than the Chair of our Board) receive annual cash compensation of $50,000 for service on our Board and the Chair of our Board receives annual cash compensation of $100,000. Non-employee directors also receive additional cash compensation for service on our Board's committees as follows:
•Audit Committee – $20,000 for the chair and $10,000 for each other member;
•Compensation Committee – $15,000 for the chair and $7,500 for each other member; and
•Nominating and Governance Committee – $10,000 for the chair and $5,000 for each other member.
The Compensation Committee reviews the full structure and philosophy of our non-employee director compensation program on an annual basis.
Under the Compensation Policy, that went into effect in January 2023, newly elected or appointed non-employee directors received an initial grant of RSUs having a grant date fair value of $150,000, prorated based on the number of days until the next annual meeting, and such RSUs will vest on the date of such annual meeting, subject to the non-employee director’s continued service as a member of the Board through such vesting date. Under the Compensation Policy, each non-employee director also receives an annual grant of RSUs at each annual meeting having a grant date fair market value of $150,000, which vest in full on the one-year anniversary of the grant date (or, if earlier, the date of the next annual meeting), subject to the non-employee director’s continued service as a member of the Board through such vesting date.
Notwithstanding the vesting terms set forth above, RSU awards granted to non-employee directors that are unvested as of the occurrence of Change in Control (as defined in the 2021 Incentive Plan) will vest in full upon a Change in Control, subject to the non-employee director’s continued service as a member of the Board through the date of such Change in Control.
Effective March 31, 2022, the Board adopted the Katapult Holdings, Inc. Non-Employee Directors Deferred Compensation Plan (the "Deferral Plan"). Under the terms of the Deferral Plan, non-employee directors may elect, on an annual basis, to defer receipt of 100%, but not less than 100%, of their initial RSU grant and subsequent annual RSU grants issued pursuant to our Compensation Policy. Initial deferral elections with respect to existing RSU grants may be made within 30 days of the non-employee director's eligibility pursuant to the Deferral Plan and apply only to the portion of such grant earned after the date on which such deferral election becomes irrevocable. Thereafter, deferral elections will be evergreen unless and until a director submits to the Company a new election form which must, in all cases, be submitted prior to December 31 of the year immediately preceding the year in which the election relates. Deferred RSUs will be settled in shares of common stock in one lump sum on the earlier of (i) the participant's separation from service as a member of the Board or (ii) a Change in Control.

20	Katapult Holdings, Inc.

Director Compensation Table
The following table summarizes the compensation of our non-employee directors who served during 2023.

Name	Fees Earned or Paid in Cash (1) ($)	Stock Awards (2)(3) ($)	Total (4) ($)
Brian Hirsch	110,343	150,000	260,343
Jane J. Thompson	75,000	150,000	225,000
Don Gayhardt	71,951	150,000	221,951
Joyce Phillips	67,988	150,000	217,988
Chris Masto	55,000	150,000	205,000
Lee Einbinder	30,989	—	30,989
Bruce Taragin	25,261	—	25,261
(1)Directors' fees are paid quarterly in arrears. Amounts reported in this column constitute fees for service during 2023.
(2)Represents the aggregate grant-date fair value of each award of RSUs calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 718. The grant-date fair value of each award is calculated on the basis of the closing price of our common stock on the date of grant of each award. The assumptions used to calculate the grant-date fair value of the awards reported in this column are set forth in Note 10 to our audited consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on April 24, 2024.
(3)As of December 31, 2023 each of Messrs. Masto, Hirsch, and Gayhardt held an aggregate of 9,524 unvested RSUs, and Mses. Thompson and Phillips each held an aggregate of 12,830 unvested RSUs.
(4)There are no compensation or benefit programs available for our non-employee directors other than the cash amounts and equity awards described above. Consequently, the Company has not included columns in the 2023 Director Compensation Table for non-equity incentive plan compensation or change in pension value and non-qualified deferred compensation earnings, as the values for each of these items would be reported as zero.

Orlando Zayas, our CEO, is also a member of our Board but does not receive any additional compensation for his service as a director. See the section below titled “Executive Compensation” for more information regarding the compensation earned by Mr. Zayas.
Katapult’s policy is to reimburse non-employee directors for reasonable and necessary out-of-pocket expenses incurred in connection with attending board and committee meetings or performing other services in their capacities as directors.

PROXY STATEMENT	21

EXECUTIVE OFFICERS
Executive Officers
The table below sets forth information regarding our executive officers as of April 25, 2024.

Name	Age	Current Position
Orlando Zayas	61	Chief Executive Officer
Nancy Walsh	63	Chief Financial Officer
Derek Medlin	41	Chief Operating Officer

Executive Officer Biographies
The following is a brief biographical summary of the experience of our executive officers:
Orlando Zayas For a brief biographical summary of the experience of Mr. Zayas, see above the section titled “Proposal No. 1 Election of Directors—Director Biographies.”
Nancy Walsh has been the Chief Financial Officer for Katapult since December 2022. Prior to joining Katapult, Ms. Walsh was Executive Vice President and Chief Financial Officer of LL Flooring Holdings, Inc. from September 2019 until December 2022. Prior to that, from January 2018 until April 2019 she served as Executive Vice President and Chief Financial Officer of Pier 1 Imports, Inc., a home-furnishing company that filed for Chapter 11 protection in February 2020, and from November 2015 until January 2018 as Executive Vice President and Chief Financial Officer of The Bon-Ton Stores, Inc., an online retailer and department store that filed for Chapter 11 protection in February 2018. Before that, Ms. Walsh served in various roles with Tapestry, Inc., formerly known as Coach, Inc., a fashion holding company, from 1999 to December 2013, including as Senior Vice President of Finance. Ms. Walsh is also a member of the board of directors of Sportsman's Warehouse Holdings Inc. Ms. Walsh has a B.A. from the University of New Hampshire and MBA from Northeastern University.
Derek Medlin has been the Chief Operating Officer of Katapult since June 2021 and previously was Chief Operating Officer of Legacy Katapult since July 2018. Prior to that, Mr. Medlin was the Executive Vice President of Operations for Katapult from July 2017 to July 2018. Before joining Katapult, Mr. Medlin was an Executive Director at JPMorgan Chase from 2014 to 2017, Vice President at Elavon (U.S. Bank) from 2009 to 2014, and a Senior Analyst at Pyramid Research from 2006 to 2009. Mr. Medlin has a B.A. and M.I.B. from Georgia State University.

22	Katapult Holdings, Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 10, 2024, referred to in the table below as the "Beneficial Ownership Date," by:
•each beneficial owner of 5% or more of the outstanding shares of our common stock;
•each of our directors and director nominees;
•each of our named executive officers; and
•all directors, director nominees and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or issuable under convertible securities held by that person that are currently exercisable or exercisable within 60 days of the Beneficial Ownership Date are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 4,102,336 shares of common stock outstanding as of the Beneficial Ownership Date.
To our knowledge, except as set forth in the footnotes to this table and subject to any applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name. Except as otherwise indicated, the address of each of the persons in this table is c/o Katapult Holdings, Inc., 5360 Legacy Drive, Building 2, Plano, TX 75024, Attention: Corporate Secretary. Please note that this table does not give effect to the clawback of erroneously awarded compensation, See the section of this proxy statement titled "Recovery of Erroneously Awarded Compensation" for further information.

	Number of Shares of Common Stock Beneficially Owned	% of Outstanding Common Stock

Name of Beneficial Owner
Named Executive Officers and Directors:
Orlando J. Zayas(1)	262,900	6.1
Nancy Walsh(2)	8,334	*
Derek Medlin(3)	71,139	1.7
Chandan Chopra(4)	49,483	1.2
Don Gayhardt (5)	15,596	*
Brian Hirsch(6)	215,322	5.2
Chris Masto(7)	997,251	24.3
Joyce Phillips(8)	16,997	*
Jane Thompson(9)	17,797	*
All executive officers and directors as a group (9 persons)	1,654,819	40.0%

5% Stockholders:
CURO Group Holdings Corp (and its subsidiaries)(10)	981,656	23.9%
Iridian Asset Management LLC/CT(11)	225,000	5.5%
Blumberg Capital III, L.P.(12)	258,632	6.3%
*    Represents beneficial ownership of less than 1%.
(1)Includes 20,468 Earn-out Shares (as defined in the Agreement and Plan of Merger, dated December 18, 2020 (the “Merger Agreement”), by and among FinServ, Keys Merger Sub 1, Inc., Keys Merger Sub 2, LLC, the entity formerly known as Katapult Holdings, Inc. (“Legacy Katapult”), and Orlando Zayas, in his capacity as the representative of all Pre-Closing Holders (as defined in the Merger Agreement)) that will vest upon achievement of certain common stock trading price threshold), options to acquire 169,939 shares of common stock and 5,642 RSUs that will vest within 60 days following April 10, 2024.
(2)Includes 2,852 RSUs that will vest within 60 days following April 10, 2024
(3)Includes 5,740 Earn-out Shares, options to acquire 43,275 shares of common stock and 3,041 RSUs that will vest within 60 days following April 10, 2024.

PROXY STATEMENT	23

(4)Includes 3,890 Earn-out Shares, options to acquire 39,270 shares of common stock and 2,140 RSUs that will vest within 60 days following April 10, 2024.
(5)Includes 9,524 RSUs that will vest within 60 days following April 10, 2024.
(6)Includes 215,322 shares of common stock, including 24,131 Earn-out Shares, held by Tribeca Venture Fund I (NY), L.P., Tribeca Venture Fund I, L.P. and Tribeca Annex Fund (collectively, (the “Tribeca Entities”), 21,472 shares of common stock held directly by Mr. Hirsch, and 9,524 RSUs that will vest within 60 days following April 10, 2024. Each of Tribeca Venture Partners I GP, LLC, the general partner of the Tribeca Entities, and Brian Hirsch, a member of our Board, and Charles Meakem, the managing partners of Tribeca Venture Partners I GP, LLC, have voting and dispositive power over the shares held by the Tribeca Entities. Mr. Hirsch is a Co-Founder and Managing Partner of Tribeca Venture Partners. The address of each of these entities is 99 Hudson Street, 15th Floor New York, NY 10013. Mr. Hirsch disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.
(7)Includes 981,656 shares of common stock, including 119,613 Earn-out Shares, held by the CURO Entities, 6,071 shares of common stock held by Mr. Masto and 9,524 RSUs that will vest within 60 days following April 10, 2024. Mr. Masto is a director of CURO, and may share voting or dispositive power over the shares held by CURO Entities. Mr. Masto has disclaimed any beneficial ownership of such shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.
(8)Includes 9,524 RSUs that will vest within 60 days following April 10, 2024.
(9)Includes 9,524 RSUs that will vest within 60 days following April 10, 2024.
(10)According to Amendment No. 1 to Schedule 13D filed with the SEC on December 14, 2021 by the CURO Entities (as adjusted for the reverse split in July 2023), wherein the CURO Entities reported beneficial ownership of 981,656 shares of common stock, including 119,613 Earnout Shares, as of December 10, 2021. The business address of CURO and its subsidiaries who together hold beneficial ownership of the shares is 3615 North Ridge Road, Wichita, KS 67205.
(11)     According to Amendment No. 2 to the Schedule 13G filed with the SEC on January 24, 2024 by Iridian Asset Management LLC/CT reported beneficial ownership of 225,000 shares of common stock. The business address of Iridian Asset Management LLC/CT is 120 Post Road West, Westport, CT 06880
(12) According to the Schedule 13G filed with the SEC on February 12, 2024 by BC III, BCM III and David J. Blumberg, wherein BC III, BCM III and David J. Blumberg reported beneficial ownership of 258,632 shares of common stock, including 34,153 Earn-out Shares, as of February 12, 2024. The business address of Blumberg is 432 Bryant Street, San Francisco, CA 94107.
Prohibition on Hedging
Hedging or monetization transactions can be accomplished through a number of possible mechanisms, including through the use of financial instruments such as zero-cost collars, prepaid variable forwards, equity swaps, puts, calls, forwards and other derivative instructions. Hedging transactions may permit a director, officer or employee to continue to own our securities obtained through employee benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, the director, officer or employee may no longer have the same objectives as our other stockholders. Therefore, directors, officers and employees are prohibited by our Insider Trading Policy from engaging in any such transactions.
Policy on Stock Pledging
Our Insider Trading Policy was amended by our Board effective November 2, 2023 and prohibits our directors and executive officers and employees from holding Company securities in a margin account or pledging Company securities as collateral for a loan. As of the record date, none of our directors or officers have pledged any of our securities.
Policy on Short Sales
Short sales evidence the seller’s expectation that the Company's securities will decline in value, signaling to the market that the seller has no confidence in the Company or its short-term prospects, and may reduce the seller’s incentive to improve the Company's performance. Section 16(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), prohibits executive officers and directors from engaging in short sales. Therefore, directors and executive officers are prohibited by our Insider Trading Policy from engaging in any such transactions.
Policy on Short-Term Trading
Executive officers and directors who purchase the Company's securities in the open market may not sell any of the Company's securities of the same class during the six months following the purchase (or vice versa). Short-term trading of the Company’s securities may be distracting and may unduly focus the person on short-term stock market performance, instead

24	Katapult Holdings, Inc.

of the Company's long-term business objectives, and may result in the disgorgement of any short swing profits. Therefore, directors and executive officers are prohibited by our Insider Trading Policy from engaging in any such transactions.
New Requirements Regarding Rule 10b5-1 Plans and Company Repurchases
Effective November 2, 2023, our Board amended the Insider Trading Policy to update the policy and, specifically, to address the new rules regarding Section 10b5-1 trading plans ("Plans") and Company repurchases. The changes regarding Plans include the requirement of (i) a cooling-off period prior to sales under a Plan by Insiders of the later of 90 days or two business days following filing a Form 10-Q or Form 10-K, (ii) a certification that at the time of adoption of the Plan, the Insider was not aware of any material nonpublic information about the Company and is adopting the Plan in good faith, (iii) any modification or change to the amount, price, or timing of transactions under the Plan will be deemed a termination of the Plan and adoption of a new Plan, (iv) an Insider may only have one Plan in effect at any time, provided that an Insider may also have an irrevocable election to sell shares to satisfy tax withholding obligations, and (v) in any 12 month period an Insider is limited to one "single-trade plan". Additionally, the Company will disclose in its quarterly and annual reports the material terms of the Plans adopted or terminated by Insiders and the required information regarding such Plans.
With the amended Insider Trading Policy, the Company also adopted new requirements with respect to Company repurchases. The new requirements include (i) a prohibition against repurchases outside the trading window or when the Company possess material nonpublic information unless the repurchases are made pursuant to a Rule 10b5-1 trading plan, (ii) the adoption of a Rule 10b5-1 trading plan must be approved by the Compliance Officer, (iii) any authorized repurchases must be suspended if the Compliance Officer becomes aware of any material nonpublic information and cannot be resumed until the Company is no longer in possession of material nonpublic information.
Equity Ownership Guidelines
Effective February 8, 2022, the Board adopted equity ownership guidelines that apply to the Company's directors and Section 16 officers ("Covered Individuals"). The guideline for Covered Individuals is determined as a multiple of such person's base pay (base pay for directors is the annual retainer) as follows:

Title	Ownership Guideline Multiple of Base Pay
Chief Executive Officer	5X
All other Officers	3X
Directors	5X
The Covered Individuals have until the end of the calendar year that is five years after the earlier of February 8, 2022 or the date the person became a Covered Individual. The equity that will be included in the calculation of ownership will be the shares (i) owned outright, (ii) held in trust, (iii) vested under deferred compensation plans, and (iv) vested restricted stock units net of the shares need to pay the minimum tax withholding. If a Covered Individual fails to satisfy the Guidelines by the applicable date, the Board may take a number of actions as it determines appropriate.

Clawback Policy
Effective October 2, 2023, to comply with recent SEC rules and Nasdaq listing standards, the Compensation Committee of the Board recommended, and the Board adopted, the Katapult Holdings, Inc. Compensation Recoupment Policy ("Clawback Policy"). The Clawback Policy provides that in the event of an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the U.S. federal securities laws, the Company will attempt to recover from our CEO and other officers (as defined in Rule 16a-1(f) under the Exchange Act), the excess of the amount of incentive-based compensation received after the effective date by such officers during the three completed fiscal years immediately preceding the required restatement date over the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated amounts. Recovery under the Clawback Policy is mandatory and no employee misconduct is required.
For details regarding the Company’s recovery of erroneously awarded compensation for 2023, see “Executive Compensation – Recovery of Erroneously Awarded Compensation” below.

PROXY STATEMENT	25

EXECUTIVE COMPENSATION
We have opted to comply with the executive compensation disclosure rules applicable to emerging growth companies, as we are an emerging growth company. These scaled down disclosure rules are those applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act, which require compensation disclosure for our principal executive officer and our two most highly compensated executive officers other than the principal executive officer whose total compensation for 2023 exceeded $100,000 and who were serving as executive officers as of December 31, 2023. We refer to these individuals as our “named executive officers” or “NEOs.” For 2023, our named executive officers were:
•Orlando J. Zayas, our Chief Executive Officer;
•Nancy Walsh, Chief Financial Officer; and
•Derek Medlin, Chief Operating Officer.

26	Katapult Holdings, Inc.

Executive Compensation Philosophy and Approach
Our compensation programs seek to attract, retain, motivate and reward our employees to achieve results that align with the interests of our shareholders. Our executive compensation has three primary components (i) base pay providing competitive base salaries for similar roles in similarly situated companies; (ii) annual short-term cash incentives tied to key performance targets; and (iii) long-term incentives in the form of restricted stock units and performance stock units that are aimed at driving long term performance, retention, and shareholder value. To support these efforts, the Compensation Committee enlists the support of expert partners, including its current compensation consultants, FW Cook, who were engaged during 2023 following our prior engagement with Compensia.
During 2023, FW Cook, advised the Compensation Committee in establishing a list of 15 peer companies that were used to benchmark compensation for executive officer roles. The peer companies were selected based on criteria including industry classification and financial size.
The compensation consultants also advised the Compensation Committee in designing our 2023 annual short-term cash incentive program which tied to key performance targets. For 2023, the equally weighted targets were gross originations, revenue, and Adjusted EBITDA. Each metric had a performance threshold of 85% at which 50% of that portion of the incentive would be earned, and a maximum of 130%, at which 200% of that portion of the incentive would be earned, with linear interpolation between the threshold and target and between the target and the maximum. The Compensation Committee maintains discretion to adjust the short-term cash incentive payouts based on each NEO's performance.
For details regarding our 2023 executive compensation program, see “Summary Compensation Table - Additional Summary Compensation Table Details” below.

PROXY STATEMENT	27

Summary Compensation Table
The table below sets forth the annual compensation earned by our NEOs for the years ended December 31, 2023 and 2022.

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation(5) ($)	Total ($)
Orlando J. Zayas Chief Executive Officer	2023	675,000	—	463,644	620,325	26,250	1,785,219
	2022	675,000	—	2,212,629	337,500	15,250	3,240,379

Nancy Walsh(6) Chief Financial Officer	2023	550,000	—	897,367	379,088	16,000	1,842,455

Derek Medlin Chief Operating Officer	2023	450,000	—	336,798	310,163	22,501	1,119,462
	2022	450,000	—	1,108,809	168,750	15,250	1,742,809
(1)Amounts reported in this column reflect the actual base salaries earned by each named executive officer in 2023 and 2022, as applicable.
(2)Amounts in this column reflect discretionary bonuses. None of our NEOs received a discretionary bonus with respect to 2023 or 2022.
(3)Amounts reported in this column for 2023 constitute the aggregate grant date fair value of each award of restricted stock units (“RSUs”) and Performance Stock Units ("PSUs") calculated in accordance with FASB ASC Topic 718. The assumptions used to calculate these amounts are discussed in Note 10 to our audited consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on April 24, 2024. The amount for the PSUs granted to Ms. Walsh included within the total "Stock Awards" column reflects the grant date fair value based upon the probable outcome of the performance conditions as of the grant date, which assumed achievement of the performance condition at 100% of target. This amount does not reflect the actual economic value that may be realized by Ms. Walsh. For additional details on the PSUs, see "Additional Summary Compensation Table Details - Equity Awards" below.
(4)Amounts reported in this column reflect amounts awarded under the Company’s Short Term Incentive Plan ("STIP"). As discussed under “Recovery of Erroneously Awarded Compensation” below, amounts reported in this column for 2023 include erroneously awarded 2023 STIP amounts that the Company is recovering from the NEOs pursuant to the Clawback Policy, which includes the following amounts subject to recovery from each of our NEOs: Mr. Zayas: $68,758, Ms. Walsh, $42,018, and Mr. Medlin, $34,379.
(5)Amounts reported in this column reflect Company contributions to the Company’s 401(k) plan.
(6)Ms. Walsh was not an NEO for the year ended December 31, 2022 and, accordingly, only her respective compensation for the year ended December 31, 2023 is included in the Summary Compensation Table in accordance with the SEC rules.

Additional Summary Compensation Table Details
Base Salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of the executive compensation program. In general, we seek to provide a base salary level designed to reflect each named executive officer’s scope of responsibility and accountability. Our Board, on recommendation by the Compensation Committee, set NEO base salaries for 2023 based on the Compensation Committee's review of available competitive market information. See the “Salary” column in the 2023 Summary Compensation Table for the base salary amounts earned by the named executive officers in 2023. The annual base salaries for Mr. Zayas, Ms. Walsh and Mr. Medlin in 2023 were $675,000, $550,000, and $450,000 respectively.
Cash Bonuses None of our NEOs received discretionary bonuses in respect of 2023 or 2022.
The 2023 STIP allowed for annual cash incentive compensation awards for Company personnel selected to participate in the
2023 STIP. The annual incentive compensation award opportunities under the 2023 STIP for Mr. Zayas, Ms. Walsh and Mr.
Medlin were 100%, 75% and 75%, respectively. The factors that the Compensation Committee considers in determining award payouts under the 2023 STIP for each of the 2023 NEOs are the percentage achievement of certain gross originations, revenue, and Adjusted EBITDA targets. Each of the amounts paid under the 2023 STIP is included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. As noted in the Footnote 4 to the Summary Compensation Table and as discussed under “Recovery of Erroneously Awarded Compensation” below, amounts reported in the Summary Compensation Table for 2023 include erroneously awarded 2023 STIP amounts that the Company is recovering from the NEOs pursuant to the Clawback Policy.
Equity Awards granted pursuant to our equity compensation program is the primary vehicle for offering long-term incentives to our executive officers. Katapult believes that equity awards provide our executive officers with a strong link to long-term performance, create an ownership culture and help to align the interests of our executive officers and stockholders. We have

28	Katapult Holdings, Inc.

historically granted stock options and RSUs to our executive officers, and as discussed below, we also granted Ms. Walsh PSUs in 2023. In addition, we grant equity awards broadly to our non-executive employees. We believe that equity awards are an important motivation and retention tool for our executive officers, as well as for our other employees. The Board and its Compensation Committee are responsible for approving equity awards.
Prior to the completion of the Business Combination, we granted equity compensation in the form of stock options and RSU awards pursuant to the Cognical, Inc. 2014 Stock Incentive Plan (the “2014 Incentive Plan”) and following the Business Combination, under the 2021 Incentive Plan. The terms of the 2014 Incentive Plan and 2021 Incentive Plan are described under the section titled “Equity Incentive Plans” below. All options were granted with an exercise price per share that is no less than the fair market value of the Company’s common stock on the date of grant of such award. Stock option awards generally vest over a four-year period with a one-year cliff and may be subject to acceleration of vesting and exercisability under certain termination and change in control events. RSU awards generally vest over a three or four-year period with one-year cliff vesting and quarterly vesting thereafter. RSU awards may be subject to acceleration of vesting under certain termination and change of control events.

In 2023, our NEOs were granted a total of 54,968 RSUs and no option awards under the 2021 Incentive Plan. These RSUs generally vest over a three-year or four-year period, with one-year cliff vesting and quarterly vesting thereafter, subject to the applicable NEO’s continued employment through each vesting date. In addition, on June 16, 2023, we granted Ms. Walsh 20,455 PSUs. These PSUs can be earned based on the Company performance against Adjusted EBITDA targets for fiscal year 2023. 85% of the target PSUs are earned if the Company’s Adjusted EBITDA for fiscal 2023 reaches negative $3.91 million, and 100% of the target PSUs are earned if the Adjusted EBITDA for 2023 reaches or exceeds negative $0.671 million. Earned PSUs will then be subject to time-based vesting over a three-year period, with one-third of the earned PSUs vesting on March 15, 2024 and the remaining two-thirds vesting in eitht substantially equal quarterly installments in February, May, August and November of each of the following two years, subject to the Ms. Walsh’s continued employment with the Company on each applicable vesting date.

Following the end of the 2023 performance period, Ms. Walsh’s PSUs were originally determined to vest at 100%, or 20,455 PSUs, based on the Company’s achievement of 2023 Adjusted EBITDA. However, as discussed under “Recovery of Erroneously Awarded Compensation” below, based on the Company’s restated financial statements, these PSUs were determined to vest at 97.2%, or 19,882 PSUs, based on the achievement of 97.2% of the 2023 Adjusted EBITDA target, resulting in 573 PSUs that were erroneously awarded to Ms. Walsh and which the Company is recovering pursuant to the Clawback Policy

For additional details regarding the RSUs and PSUs granted in 2023 to our NEOs, see above the “Stock Awards” column in the 2023 Summary Compensation Table and the “Outstanding Equity Awards at Fiscal Year End” table below.

Equity Incentive Plans

The 2014 Incentive Plan
At the consummation of the Business Combination, outstanding options and restricted stock unit awards granted under the 2014 Incentive Plan were assumed by us and converted into options to purchase common stock and RSUs for our common stock. Since the 2021 Incentive Plan became effective, no additional grants have been made under the 2014 Incentive Plan.

2021 Equity Incentive Plan (as amended, the “2021 Incentive Plan”)

The 2021 Incentive Plan was approved by the FinServ board of directors and FinServ stockholders in connection with our Business Combination and became effective on June 9, 2021, and subsequently amended by the Board to (i) provide an increase in the number of shares currently available under the 2021 Incentive Plan, (ii) add an "evergreen" provision beginning as of January 1, 2024, and (iii) extend the expiration date to the tenth (10th) anniversary of the 2023 Annual Meeting of Stockholders. The amendment was approved by our stockholders on June 6, 2023.

The 2021 Incentive Plan is administered by the Compensation Committee or such other committee appointed by the Board to administer the plan, except to the extent the Board, in its discretion, elects to administer the 2021 Incentive Plan, in which case it will be administered by only those directors who are independent under the rules of any stock exchange on which our common stock is listed, unless the Board determines otherwise (referred to collectively as the “plan administrator”), and provides for the grant of equity-based awards to our employees (including directors and officers who are treated as employees), non-employee directors and consultants who provide services to us or any of our affiliates, in the form of stock options (incentive stock options and nonqualified stock options), stock appreciation rights, restricted stock, restricted stock units, performance-based shares or units, or other stock-based awards.

In the event of a “change in control,” as defined in the 2021 Incentive Plan, the Compensation Committee may take certain actions with respect to outstanding awards, including the continuation or assumption of awards, substitution or replacement of awards by a successor entity, acceleration of the exercisability, vesting and/or settlement in connection with a change in control of any award under the 2021 Incentive Plan.

PROXY STATEMENT	29

Benefits and Perquisites We maintain a 401(k) plan for our employees, including our executive officers, to encourage our employees to save some portion of their cash compensation for their eventual retirement. Pursuant to a discretionary employer match, during 2023, we matched all employee contributions at 100% of the employee’s contribution up to a limit of 5% of the employee’s eligible compensation up to the IRS imposed limit.

30	Katapult Holdings, Inc.

Outstanding Equity Awards at Fiscal Year-End
The table below sets forth the outstanding equity awards held by the NEOs as of December 31, 2023. The number of the outstanding equity awards reflects adjustments that occurred as a result of the Reverse Stock Split.

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of that have not Vested (#)	Market Value of Shares that have not Vested ($)(1)
Orlando Zayas	11/21/2017 (2)	35,299	—	$13.50	11/20/2027	—	—
	9/5/2019 (2)	112,467	—	$4.75	9/4/2029	—	—
	9/5/2019 (2)	22,173	—	$4.75	9/4/2029	—	—
	9/9/2021 (3)	—	—	—	—	4,592	$50,007
	3/15/2022 (4)	—	—	—	—	26,621	$289,903
	6/16/2023(7)	—	—	—	—	21,200	$230,868

Nancy Walsh	1/31/2023(5)	—	—	—	—	18,368	$200,028
	6/16/2023(6)	—	—	—	—	19,882	$216,515

Derek Medlin	7/31/2017 (2)	3,186	—	$13.50	7/31/2027	—	—
	8/1/2018 (2)	3,785	—	$21.25	7/31/2028	—	—
	9/5/2019 (2)	28,117	—	$4.75	9/4/2029	—	—
	9/5/2019 (2)	8,187	—	$4.75	9/4/2029	—	—
	9/9/2021 (3)	—	—	—	—	1,377	$14,996
	3/15/2022 (4)	—	—	—	—	13,340	$145,273
	6/16/2023(7)					15,400	$167,706

(1)The value of RSUs and PSUs is based on a closing market price of our common stock on December 29, 2023 of $10.89 per share.
(2)Such options fully vested upon completion of the Business Combination.
(3)Represents RSU awards that vest over a four-year period, with 25% of the RSUs vesting on March 15, 2022, and the remaining 75% percent vesting in 12 substantially equal quarterly installments in February, May, August and November of each of the following three years, subject to the individual’s continued employment with us on each applicable vesting date.
(4)Represents RSU awards that vest over a four-year period, with 25% of the RSUs vesting on March 15, 2023, and the remaining 75% percent vesting in 12 substantially equal quarterly installments in February, May, August and November of each of the following three years, subject to the individual’s continued employment with us on each applicable vesting date.
(5)Represents RSU awards that vest over a four-year period, with 25% of the RSUs vesting on February 15, 2024, and the remaining 75% percent vesting in 12 substantially equal quarterly installments in February, May, August and November of each of the following three years, subject to the individual’s continued employment with us on each applicable vesting date.
(6)Represents PSU awards that were granted to Ms. Walsh on June 16, 2023, of which one-third vested on March 15, 2024 with the remaining two-thirds vesting in eight quarterly installments in February, May, August and November of each of the following two years, subject to the individual’s continued employment with us on each applicable vesting date. Following the end of the 2023 performance period, Ms. Walsh’s PSUs were originally determined to vest at 100%, or 20,455 PSUs, based on the Company’s achievement of 2023 Adjusted EBITDA. However, as discussed under “Recovery of Erroneously Awarded Compensation” below, based on the Company’s restated financial statements, these PSUs were determined to vest at 97.2%, or 19,882 PSUs, based on the achievement of 97.2% of the 2023 Adjusted EBITDA target resulting in 573 PSUs that were erroneously awarded to Ms. Walsh and which the Company is recovering pursuant to the Clawback Policy. The amounts reported in the columns above for the PSUs do not include such erroneously awarded PSUs.

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(7)Represents RSU awards that vest over a three-year period, with one-third of the RSUs vesting on March 15, 2024, and the remaining two-thirds vesting in 8 substantially equal quarterly installments in February, May, August and November of each of the following two years, subject to the individual’s continued employment with us on each applicable vesting date.
Employment & Separation Agreements
We have entered into employment agreements with each of our executive officers, including all of the NEOs. These agreements provide for "at-will" employment and generally include an initial base salary, an indication of eligibility and initial target for an annual discretionary cash bonus opportunity, and equity awards at the discretion of our Board. Set forth below are descriptions of each NEO's employment agreement with the Company:
Orlando Zayas
On May 4, 2021, we and Orlando Zayas entered into a second amended and restated employment agreement (the “Restated Zayas Agreement”), effective as of closing of the Business Combination, pursuant to which Mr. Zayas continued to serve as our Chief Executive Officer. The Restated Zayas Agreement provides for an initial base salary of $675,000, and a discretionary cash bonus, pursuant to an annual bonus program established by the Board, the STIP, with a target bonus percentage equal to at least 100% of Mr. Zayas’ base salary in each applicable year (up to a maximum of 200% of the target amount), depending on our level of achievement of certain financial targets (see discussion of the 2022 STIP above under the heading "Cash Bonuses"). Mr. Zayas is also eligible for awards under the 2021 Incentive Plan as determined by our Board. Mr. Zayas is also entitled to participate in the Company sponsored benefit plans available to all our employees, including our 401(k) Plan. The Restated Zayas Agreement also provides for severance benefits, including enhanced severance benefits in connection with certain qualifying terminations of employment in connection with a change in control as further described in the section below entitled “Potential Payments upon Termination or Change in Control.”

Nancy Walsh

On February 27, 2023, in connection with Nancy Walsh’s appointment as the Company’s Chief Financial Officer, we and Ms. Walsh entered into an employment agreement (the “Walsh Employment Agreement”). The Walsh Agreement provides for an initial base salary of $550,000, and a discretionary cash bonus, pursuant to the STIP, with a target bonus percentage equal to at least 75% of Ms. Walsh’s base salary in each applicable year (up to a maximum of 150% of the target amount), depending on our level of achievement of certain financial targets (see discussion of the 2023 STIP above under the heading "Cash Bonuses"). Ms. Walsh is also eligible to participate in the Company’s 2021 Equity Incentive Plan. In addition, Ms. Walsh is entitled to participate in the Company sponsored benefit plans available to all our employees, including our 401(k) Plan. The Walsh Agreement also provides for severance benefits, including enhanced severance benefits in connection with certain qualifying terminations of employment in connection with a change in control as further described in the section below entitled “Potential Payments upon Termination or Change in Control.”

Derek Medlin
On May 4, 2021, we and Derek Medlin entered into a second amended and restated employment agreement (the “Restated Medlin Agreement”), effective as of closing of the Business Combination, pursuant to which Mr. Medlin continued to serve as our Chief Operating Officer. The Restated Medlin Agreement provides for an initial base salary of $450,000, and a discretionary cash bonus with a target bonus percentage at least equal to 75% of Mr. Medlin’s base salary in each applicable year (up to a maximum of 150% of the target amount) depending on our level of achievement of certain financial targets (see discussion of the 2023 STIP above under the heading "Cash Bonuses"). Mr. Medlin is eligible for awards under the 2021 Incentive Plan. Mr. Medlin is entitled to participate in the Company sponsored benefit plans available to all our employees, including our 401(k) Plan. The Restated Medlin Agreement also provides for severance benefits, including enhanced severance benefits in connection with certain qualifying terminations of employment in connection with a change in control as further described in the section below entitled “Potential Payments upon Termination or Change in Control.”

32	Katapult Holdings, Inc.

Potential Payments upon Termination or Change in Control
Under the terms of the Restated Zayas Agreement, Restated Medlin Agreement and the Walsh Employment Agreement (collectively, the "NEO Employment Agreements") and the equity award agreements of our NEOs in effect as of December 31, 2023, each NEO is entitled to severance benefits in the event of (i) an involuntary termination of the NEO’s employment without Cause or (ii) a voluntary termination of the NEO’s employment due to an event of “Good Reason,” in each case subject to the NEO’s execution and non-revocation of a general release of claims.
The term “Good Reason” is defined in the NEO Employment Agreements. For Messrs. Zayas and Medlin, “Good Reason” generally includes such events as (i) we require the NEO to be based at any office or location more than thirty (30) miles from their principal place of employment immediately prior to such relocation, (ii) an adverse change in the NEO’s job title or a material reduction in the NEO’s duties or responsibilities; (iii) material reduction in the NEO’s base salary, other than a general reduction in base salary affecting similarly situated senior executives of the Company; or (iv) our breach of their employment agreements in any material respect, or (v) one of our stockholders (collectively with its affiliates) becomes entitled to elect a majority of the members of our Board, other than in connection with a Deemed Liquidation (as defined in our Amended and Restated Charter, as amended from time to time). For Ms. Walsh, her employment agreement provides that the term “Good Reason” generally includes such events as (i) we require her to be based at any office or location more than fifty (50) miles from her principal place of employment immediately prior to such relocation, (ii) a material adverse change in her job title or a material reduction in her duties or responsibilities; (iii) material reduction in her base salary, other than a general reduction in base salary affecting similarly situated senior executives of the Company; or (iv) our breach of the Walsh Employment Agreement in any material respect.

For Messrs. Zayas and Medlin , the term “Cause” is generally defined in their applicable employment agreements as (i) the indictment or conviction of, or plea of nolo contendere to, a felony or any other crime involving financial dishonesty against the Company; (ii) engaging in any act of fraud, gross misconduct, illegality, or unlawful harassment, or the repeated failure by the NEOs to follow the reasonable and lawful directives of our Board or a committee thereof, which, as determined in good faith by our Board, would: (A) materially adversely affect the business or our reputation with its current or prospective customers, suppliers, lenders and/or other third parties with whom such entity does or might do business; or (B) expose us to a risk of civil or criminal legal damages, liabilities or penalties; (iii) material breach of the employment agreements, the proprietary rights agreement or any other written code of ethics or standards of conduct of policies adopted by our Board; and (iv) the willful breach of the NEO’s fiduciary obligations. For Ms. Walsh, the term “Cause” is defined in the Walsh Employment Agreement as (i) the indictment or conviction of, or plea of nolo contendere to, a felony or any other crime involving moral turpitude; (ii) engaging in any act of fraud, misconduct, illegality, or unlawful harassment, embezzlement or misappropriation; (iii) failure by Ms. Walsh to perform her duties; (iv) failure by Ms. Walsh to follow the reasonable and lawful directives of our Chief Executive Officer, Board or a committee thereof or Ms. Walsh’s supervisor; (v) material breach of the Walsh Employment Agreement, the proprietary rights agreement or any other written agreement between us (or any of our affiliates) and Ms. Walsh; (vi) violation of our written policies or code of ethics or standards of conduct policies, including written policies related to discrimination, harassment, performance of illegal or unethical activities and ethical misconduct; and (vii) the breach of Ms. Walsh’s fiduciary obligations. With respect to those circumstances of Cause set forth in the preceding clauses that are reasonably susceptible to cure, Cause shall only exist in cases in which the Company has provided the NEO with written notice of the alleged circumstances of the Cause, and the NEO has failed to cure such condition to the reasonably satisfaction of the Company within thirty (30) days after such written notice.
If an NEO’s termination occurs without Cause or for Good Reason within three (3) months prior, or within twelve (12) months following, a Change in Control (which we refer to as a “CIC Termination” below), the severance benefits are increased, as described below. For each of the employment agreements, the term “Change in Control” has the same meaning assigned to such term in the 2021 Equity Incentive Plan.
The severance benefits for our NEOs pursuant to the employment agreements and as of December 31, 2023, include:
•For Messrs. Zayas and Medlin and Ms. Walsh, for an event of involuntary termination without Cause or a voluntary termination with Good Reason, other than a CIC Termination, (i) base salary for a period of twelve (12) months from the date of termination of employment (such period, the “Severance Period”); (ii) a pro-rated annual bonus for the calendar year in which such termination occurs based on the number of days employed in the year of termination, with such amount determined by the Board in accordance with the terms and conditions of the annual bonus program and paid when such bonus is paid generally; (iii) Company paid COBRA premiums for the Severance Period; (iv) accelerated vesting of any portion of any time-based equity awards that would have vested during the Severance Period, but for the NEO’s termination of employment; and (v) extended exercise period for any option awards to the earliest to occur of eighteen (18) months following the termination date, a Change in Control, or the expiration date of such options.
•Upon a CIC Termination, for Messrs. Zayas and Medlin, (i) a lump sum equal to two (2) times (in the case of Ms. Walsh, one (1) times) the sum of base salary plus target bonus for the year of termination, (ii) Company paid COBRA premiums for eighteen (18) months (in the case of Ms. Walsh, twelve (12) months), (iii) accelerated vesting of any portion of any long-term incentive awards then held by the NEO to the extent not assumed by the successor entity (which includes any new buyer awards granted in connection with the Change in Control), and (iv) extended

PROXY STATEMENT	33

exercise period for any option awards to the earliest to occur of eighteen (18) months following the termination date, a Change in Control, or the expiration date of such options.

In addition, according to Ms. Walsh’s PSU Agreement, upon a CIC Termination without Cause during the twelve (12) months following the date of such change in control, then one hundred percent (100%) of the then unvested PSUs shall be accelerated in full immediately upon her termination date.

34	Katapult Holdings, Inc.

Recovery of Erroneously Awarded Compensation
On April 24, 2024, the Company filed its Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Annual Report”), indicating that the financial statements included in the 2023 Annual Report reflected the corrections of errors to previously issued financial statements, and that the error corrections required a recovery analysis under the Company’s Compensation Recoupment Policy (the “Clawback Policy”), which was adopted by the Board on November 1, 2023, effective from and after October 2, 2023, in accordance with Section 5608 of the Nasdaq Listing Rules. The Clawback Policy was filed with the 2023 Annual Report as Exhibit 97. As disclosed and discussed in detail in the 2023 Annual Report, the error corrections made in the 2023 Annual Report related to the Company’s previously issued financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, the Company’s unaudited condensed consolidated financial statements included in the Quarterly Reports on Form 10-Q for the quarterly periods within that year, as well as the unaudited condensed consolidated financial statements included in the Quarterly Reports on Form 10-Q for the quarterly periods within the year ended December 31, 2023, all of which were restated in the 2023 Annual Report. The Board determined on April 1, 2024 that such financial statements would need to be restated.
In accordance with the Nasdaq Listing Rules, the Clawback Policy only applies to incentive compensation received on or after October 2, 2023. Accordingly, any incentive compensation received prior to that date is not subject to recovery under the Clawback Policy. The Company performed a comprehensive analysis of the impact of the restatement on incentive compensation received by its officers (as defined in Rule 16a-1(f) under the Exchange Act) covered by the Clawback Policy for 2023, which included its Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Chief Accounting Officer and Chief Technology Officer (collectively, the “Covered Officers”), and whether recovery of such incentive compensation was required under the Clawback Policy.
Based on the Company’s review of all compensation received by its Covered Officers on or after October 2, 2023, the Company determined that a portion of the annual bonus payouts received by each of the Covered Officers under the Company’s 2023 STIP and a portion of the 2023 PSUs received by Ms. Walsh (the “2023 PSUs”) were erroneously awarded and would be subject to recovery under the Clawback Policy. Since all erroneously awarded compensation was paid to the Covered Officers after December 31, 2023, no erroneously awarded compensation was outstanding as of December 31, 2023.
As discussed above under the heading “Additional Summary Compensation Table Details—Cash Bonuses”, the performance metrics that determined award payouts under the 2023 STIP were 2023 gross originations, revenue, and adjusted EBITDA. Revenue accounted for 33.4% and gross originations and adjusted EBITDA each accounted for 33.3% of the total award opportunity under the 2023 STIP. As discussed above under the heading “Additional Summary Compensation Table Details—Equity Awards”, the sole performance metric that determined payout of the 2023 PSUs was 2023 adjusted EBITDA. The Compensation Committee determined that the gross originations metric under the 2023 STIP was not affected by the restatement but that the revenue and adjusted EBITDA metrics were affected.
Total revenue for 2023 was previously determined by the Compensation Committee to be $223.1 million and, following the restatement, was determined in the Company’s consolidated statements of operations and comprehensive loss in the 2023 Annual Report to be $221.6 million. The consequence was a reduction in the level of achievement for the portion of the 2023 STIP payouts that was based on revenue from 88.6% of target to 86.4% of target. As a consequence of this reduction, the portion of the aggregate payouts to the Covered Officers under the 2023 STIP that was attributable to revenue was determined by the Compensation Committee to be $498,547, rather than $512,376, resulting in erroneously awarded compensation attributable to revenue of $13,829.
Adjusted EBITDA for 2023 was previously determined by the Compensation Committee for purposes of the 2023 STIP and 2023 PSUs to be $0.992 million and, following the restatement, was determined by the Compensation Committee for such purpose to be negative $0.852 million. The consequence was a reduction in the level of achievement for the 2023 STIP payouts that was based on adjusted EBITDA from 125.7% of target to 97.2% of target, and a reduction in the level of achievement of the 2023 PSUs from 100% of target to 97.2% of target. As a consequence of this reduction, the portion of the payouts to the Covered Officers under the 2023 STIP that was attributable to adjusted EBITDA was determined by the Compensation Committee to be $561,063, rather than $723,558, resulting in erroneously awarded compensation under the 2023 STIP attributable to adjusted EBITDA of $162,495. In addition, as a consequence of this 38 Katapult Holdings, Inc. reduction, the Compensation Committee determined that the number of 2023 PSUs earned by Ms. Walsh was 19,882, rather than 20,455, resulting in 573 erroneously awarded 2023 PSUs. Adjusted EBITDA is a non-GAAP financial measure that is defined as net loss before interest expense and other fees, interest income, change in fair value of warrant liability, provision (benefit) for income taxes, depreciation and amortization on property and equipment and capitalized software, impairment of leased assets, loss on partial extinguishment of debt, stock-based compensation expense and litigation expense, net. For purposes of determining payouts under the 2023 STIP and 2023 PSUs, adjusted EBITDA reported by the Company was further adjusted by the Compensation Committee to exclude the impact of severance costs associated with a headcount reduction and certain other one-time expenses. For a reconciliation of adjusted EBITDA, as used

PROXY STATEMENT	35

to determine payouts under the 2023 STIP and 2023 PSUs, to net loss, the most directly comparable GAAP measure, see Appendix A.
The erroneously awarded compensation pursuant to the 2023 STIP was paid to the Covered Officers in cash, net of tax withholding, on March 15, 2024. The Compensation Committee has determined to recover the full gross amount of such erroneously awarded compensation from the Covered Officers in accordance with the Clawback Policy during 2024. In the case of the erroneously awarded compensation attributable to the 2023 PSUs, one-third vested and was settled on March 15, 2024, net of tax withholding, and the remaining two-thirds vest in eight quarterly installments beginning on May 15, 2024 based on Ms. Walsh’s continued service. The Compensation Committee has canceled the erroneously awarded compensation attributable to the 2023 PSUs that have not yet vested, and in the case of the erroneously awarded compensation attributable to the 2023 PSUs that vested on March 15, 2024, the Compensation Committee has determined to recover the full gross amount of such erroneously awarded compensation by further reducing the number of Ms. Walsh’s PSUs that will vest and settle in May, August and November of 2024.

36	Katapult Holdings, Inc.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information about outstanding awards and shares of our common stock available for future awards under Katapult’s equity compensation plans as of December 31, 2023. These plans include the 2014 Stock Incentive Plan and the 2021 Equity Incentive Plan.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(1) (#)	Weighted Average Exercise Price of Outstanding Options(2) ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(3) (#)
Equity Compensation Plans Not Approved by Stockholders	—	—	—
Equity Compensation Plans Approved by Stockholders	614,560	17.77	103,312
Total	614,560		103,312
(1)Consists of options to purchase 322,405 shares of our common stock under the 2014 Stock Incentive Plan, options to purchase 13,865 shares of our common stock under the 2021 Equity Incentive Plan and 278,290 shares of our common stock subject to RSU awards under our 2021 Equity Incentive Plan.
(2)Excludes restricted stock awards and RSUs because they have no exercise price.
(3)Upon completion of our Business Combination, Katapult ceased issuance of any additional awards under the 2014 Stock Incentive Plan. Accordingly, amounts in the column consist solely of shares of common stock available for issuance under the 2021 Equity Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED-PARTY AND OTHER TRANSACTIONS
Other than the director and executive officer compensation arrangements discussed above under "Director Compensation" and "Executive Compensation," below we describe transactions since January 1, 2023 and each currently proposed transaction in which (a) we have been or are to be a participant; (b) the amount involved exceeded or exceeds $120,000; and (c) any of our directors or executive officers or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or material interest.
Certain Related Party Transactions
Amended and Restated Registration Rights Agreement
In connection with the consummation of the transactions contemplated by the Merger Agreement (the “Merger” or the “Business Combination”), on June 9, 2021, we, FinServ Holdings LLC, a Delaware limited liability company (the “Sponsor”), the holders of Founder Shares, and certain other holders of common stock, including certain of our directors and executive officers and holders of five percent of our capital stock (collectively, the “A&R RRA Parties”), entered into the Amended and Restated Registration Rights Agreement ( “A&R RRA”). In accordance with the A&R RRA, the A&R RRA Parties and their permitted transferees are entitled to, among other things, customary registration rights, including demand, piggy-back and shelf registration rights. The A&R RRA also provides that we will pay certain expenses relating to such registrations and indemnify the registration rights holders against (or make contributions in respect of) certain liabilities which may arise under the Securities Act. “Founder Shares” are shares of FinServ’s Class B Common Stock, initially purchased by the Sponsor in a private placement and a subsequent dividend thereon prior to FinServ’s IPO, and the shares of Class A Common Stock issuable upon the conversion thereof.
Indemnification Agreements with Directors and Officers
Our Certificate of Incorporation and Bylaws require us to indemnify all directors and officers to the fullest extent permitted by Delaware law against any and all expenses, judgments, liabilities, fines, penalties, and amounts paid in settlement of any

PROXY STATEMENT	37

claims. In addition, we have entered into an indemnification agreement with each of our directors and executive officers, which requires us to indemnify them. The indemnification agreements also provide for the advancement or payment of all expenses to the indemnitee and for reimbursement to us if it is found that such indemnitee is not entitled to such indemnification under applicable law.
Board Nomination Rights
Pursuant to the terms of the Merger Agreement, CURO had the right to nominate two initial board members of Katapult. Concurrent with the execution of the Merger Agreement on December 18, 2020, the Company entered into a support agreement, dated as of December 18, 2020, with CURO, pursuant to which, among other things, so long as CURO owns at least 10% of the issued and outstanding Common Stock, CURO has the rights to: (i) re-nominate the director selected as its initial Class I director upon the expiration of such director’s initial term and (ii) replace or otherwise fill any vacancy of its board members during their initial terms and, in the case of CURO’s Class I director, his or her first subsequent term. CURO designated Mr. Masto as a Class I director and Mr. Gayhardt as a Class III director following the Business Combination and designated Mr. Masto for reelection at the 2022 Annual Meeting pursuant to these rights.
Sponsor Agreement
Concurrent with the execution of the Merger Agreement, the Sponsor, FinServ and Legacy Katapult entered into a Sponsor Agreement, dated as of December 18, 2020 (the “Sponsor Agreement”), pursuant to which the Sponsor agreed, among other things, that 1,543,750 of its shares of Common Stock (the “Sponsor Earn-Out Shares”) would become subject to the following vesting and forfeiture conditions at the closing of the transactions contemplated by the Merger Agreement: one-half (1/2) of the Sponsor Earn-Out Shares will vest if the closing price of our Common Stock is greater than or equal to $12.00 over any 20 Trading Days (as defined in the Merger Agreement) within any 30 consecutive Trading Day period, and one-half (1/2) of the Sponsor Earn-Out Shares will vest if the closing price of our Common Stock is greater than or equal to $14.00 over any 20 Trading Days within any 30 consecutive Trading Day period, in each case, prior to the expiry of six (6) years from the closing of the Business Combination (the “Sponsor Earn-Out Period”). In addition, if there is a change of control of the Company prior to the expiration of the Sponsor Earn-Out Period, then Sponsor Earn-Out Shares will vest in connection with such change of control of the Company in the manner set forth in the Sponsor Agreement, and (iv) to be bound by certain transfer restrictions with respect to its Founder Shares prior to the closing of the transactions contemplated by the Merger Agreement, in each case, on the terms and subject to the conditions set forth in the Sponsor Agreement.
Policies and Procedures Regarding Transactions with Related Persons
For information regarding our policies and procedures regarding transactions with related persons, see the section above titled “Corporate Governance—Related-Person Transaction Policy.”
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires that our officers, directors and 10% stockholders file reports of ownership and changes of ownership of our common stock and other equity securities of the Company with the SEC. Based on a review of copies of these reports provided to us and written representations from our officers and directors, we believe that all filing requirements were timely met during 2023, except for one Form 4 for Mr. Chandan Chopra due to administrative error.

38	Katapult Holdings, Inc.

AUDIT COMMITTEE REPORT
The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2023 with our management. The Audit Committee has also reviewed and discussed with Grant Thornton LLP, our independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from Grant Thornton LLP required by applicable requirements of the PCAOB and the SEC regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with Grant Thornton LLP the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and filed with the SEC.

Don Gayhardt (Chair) Joyce Phillips Jane J. Thompson

PROXY STATEMENT	39

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has appointed Grant Thornton, LLP ("GT") as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and has further directed that management submit the appointment of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. GT was appointed as the Company's independent registered public accounting firm on March 15, 2023 and audited the Company's financial statements in 2023 and will audit the Company's financial statements in 2024. Prior to 2023, Deloitte & Touche LLP ("D&T") was the Company's auditor.
Our organizational documents do not require that stockholders ratify the appointment of GT as our independent registered public accounting firm. However, the Audit Committee of the Board is submitting the election of GT to our stockholders for ratification as a matter of good corporate practice and because we value our stockholders' views on our independent registered public accounting firm. In the event that our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain the firm. Even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of Katapult and our stockholders. Representatives of GT are expected to be present at the Annual Meeting, and they will have the opportunity to make a statement if they so desire and to respond to appropriate questions.
Change in Accountants

On March 15, 2023, following a comprehensive review process the Audit Committee of the Company approved the engagement of GT as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, effective immediately.

On the same day, March 15, 2023, following a comprehensive review process, the Audit Committee of the Company dismissed D&T as the Company’s independent registered public accounting firm, effective immediately. The report of D&T on the Company’s financial statements for the fiscal year ended December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In the fiscal year ended December 31, 2022 and in the subsequent interim period through March 15, 2023, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the matter in its report on the financial statements for such years.

In the fiscal year ended December 31, 2022 and in the subsequent interim period through March 15, 2023, there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K), except that in connection with the audit of its consolidated financial statements as of and for December 31, 2022, the Company identified material weaknesses in its internal control over financial reporting that are still being remediated. These material weaknesses relate to the Company’s: (1) insufficient number of personnel with an appropriate level of U.S. GAAP knowledge and experience to create the proper control environment for effective internal control over financial reporting and to ensure that oversight processes and procedures in applying nuanced guidance to complex accounting transactions for financial reporting are adequate; and (2) lack of controls in place to review journal entries, reconcile journal entries to underlying support and evaluate if journal entries are in compliance with U.S. GAAP before the entries are manually posted.

Management is undertaking efforts to remediate these material weaknesses. However, these will not be considered remediated until the Company’s remediation plan has been fully implemented, the applicable controls operate for a sufficient period of time, and the Company has concluded, through testing, that the newly implemented and enhanced controls are operating effectively.

The Company provided D&T with a copy of the above disclosures and requested that D&T furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of the letter from D&T is included as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 20, 2023.

During the fiscal year ended December 31, 2022 and the subsequent interim period through March 15, 2023, neither the Company nor anyone on its behalf consulted with GT with respect to (a) the application of accounting principles to a

40	Katapult Holdings, Inc.

specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that GT concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).
Vote Required
The affirmative vote of the holders of a majority of the votes cast by shareholders present or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the appointment of GT.
All fees for services provided by D&T had been pre-approved or ratified by the Audit Committee.
Grant Thornton, LLP Fees
The following table presents fees for professional audit services and other services provided to Katapult for the fiscal year ended December 31, 2023.

2023
Audit Fees (1)	$561,750
Audit-Related Fees	‒
Tax Fees	‒
Total Fees	$561,750
(1)“Audit Fees” consist of fees for professional services rendered in connection with the audit of our 2023 annual financial statements, review of our quarterly financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.

Deloitte & Touche LLP Fees
The following table presents fees for professional audit services and other services provided to Katapult for the fiscal year ended December 31, 2022.

2022
Audit Fees(1)	$1,350,000
Audit-Related Fees(2)	12,000
Tax Fees(3)	52,500
Total Fees	$1,414,500
(1)    “Audit Fees” consist of fees for professional services rendered in connection with the audit of our 2022 annual financial statements, review of our quarterly financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.
(4)Audit-Related Fees includes fees billed by D&T for professional services rendered in connection with the review of registration statements and other SEC filings.
(5)Tax Fees in 2022 includes fees billed by D&T for professional services rendered for tax advice, which encompass a variety of permissible tax services, primarily including tax advice related to federal and state matters.
Pre-Approval Policies and Procedures
Pursuant to the Audit Committee Charter and the requirements of law, the Audit Committee pre-approves all audit and permitted non-audit services that may be provided by our independent registered public accounting firm. This pre-approval applies to audit services, audit-related services, tax services and other services. For the fiscal year ended December 31, 2023, all fees paid to GT have been approved by the Audit Committee.

The Board recommends a vote "FOR" the ratification of the appointment of Grant Thornton, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

PROXY STATEMENT	41

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K
Stockholders can access our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on April 24, 2024, and other financial information, on our website at https://ir.katapultholdings.com under the caption "Financial Information" Alternatively, stockholders can request a paper copy of the Annual Report, as well as copies of this Proxy Statement and a proxy card, without charge by writing to: Katapult Holdings, Inc., 5360 Legacy Drive, Building 2, Plano, Texas 75024-3105, Attention: Corporate Secretary, or emailing ir@katapultholdings.com.
OTHER BUSINESS
Our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the proxy card will have discretion to vote the shares represented by proxy in accordance with their own judgment on such matters.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. We urge you to vote by telephone, by Internet or by executing and returning the proxy card at your earliest convenience.

42	Katapult Holdings, Inc.

KATAPULT HOLDINGS, INC.
5360 LEGACY DR.
BUILDING 2, SUITE 135
PLANO, TX 75024

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 4, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/KPLT2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 4, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V47261-P11466 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KATAPULT HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following proposals:

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Class III Nominees:

01) Don Gayhardt
02) Orlando Zayas

	For	Against	Abstain
2. To ratify the selection of Grant Thornton, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.	☐	☐	☐

NOTE: Such other business that may properly come before the meeting or any adjournment or postponement thereof.

IF VOTING BY MAIL, YOU MUST DATE, SIGN AND RETURN THIS CARD IN ORDER FOR THE SHARES TO BE VOTED.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 5, 2024:
The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.proxyvote.com.

V47262-P11466

KATAPULT HOLDINGS, INC.
Annual Meeting of Stockholders
June 5, 2024 10:00 AM Eastern Time
This proxy is solicited by the Board of Directors

By signing this proxy card, you appoint Orlando Zayas and Nancy Walsh, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of KATAPULT HOLDINGS, INC. that you are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 10:00 AM Eastern Time on June 5, 2024, at www.virtualshareholdermeeting.com/KPLT2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side